UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-22496

American Funds Global Balanced Fund

(Exact Name of Registrant as Specified in Charter)

6455 Irvine Center Drive

Irvine, California 92618

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (949) 975-5000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2014

Michael W. Stockton

American Funds Global Balanced Fund

6455 Irvine Center Drive

Irvine, California 92618

(Name and Address of Agent for Service)

Copies to:

Eric A. S. Richards

O’Melveny & Myers LLP

400 South Hope Street, 10th Floor

Los Angeles, California 90071

(Counsel for the Registrant)

ITEM 1 – Reports to Stockholders

A global reach
provides diverse
investment
opportunities.

Special feature page 4

American Funds Global Balanced FundSM Annual report for the year ended October 31, 2014

American Funds Global Balanced Fund seeks the balanced accomplishment of three objectives: long-term growth of capital, conservation of principal and current income.

This fund is one of more than 40 offered by one of the nation’s largest mutual fund families, American Funds, from Capital Group. For more than 80 years, Capital has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended September 30, 2014 (the most recent calendar quarter-end):

Class A shares	1 year	Lifetime (since 2/1/11)

Reflecting 5.75% maximum sales charge	4.12%	6.84%

For other share class results, visit americanfunds.com and americanfundsretirement.com.

The total annual fund operating expense ratio is 0.89% for Class A shares as of the prospectus dated January 1, 2015 (unaudited).

Investment results assume all distributions are reinvested and reflect applicable fees and expenses.

The fund’s 30-day yield for Class A shares as of November 30, 2014, reflecting the 5.75% maximum sales charge and calculated in accordance with the U.S. Securities and Exchange Commission formula, was 1.34%.

The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. Investing outside the U.S. may be subject to additional risks, such as currency fluctuations, periods of illiquidity and price volatility. These risks may be heightened in connection with investments in developing countries. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Special feature
4	A global reach provides diverse investment opportunities

Contents
1	Letter to investors
3	The value of a $10,000 investment
10	Summary investment portfolio
15	Financial statements
34	Board of trustees and other officers

Fellow investors:

Buoyed by improving economic fundamentals, continued low interest rates and rising corporate earnings, U.S. stocks had the best return of the major markets during American Funds Global Balanced Fund’s fiscal year. In fact, Standard & Poor’s 500 Composite Index reached a record high on the last day of the fund’s fiscal year, followed by several more during the next few weeks. The picture was not as bright outside the U.S., however, particularly in Europe, which saw declines in Germany and France and a modest gain in the U.K. Japanese stocks declined slightly.

The strong U.S. market helped American Funds Global Balanced Fund to a 7.91% gain for the 12 months ended October 31, 2014. The return included dividends totaling 57.0 cents a share and a 51.8 cents a share capital gain distribution paid last December. Investors who reinvested dividends had an income return of 1.92% for the year; those who took dividends in cash had an income return of 1.89%. The fund’s peer group, represented by the Lipper Flexible Portfolio Funds Index,1 gained 7.27%. The MSCI ACWI (All Country World Index),2 which measures global stocks, rose 7.77%, while the Barclays Global Aggregate Index, a measure of investment-grade bonds (rated BBB/Baa and above),3 gained 0.22%. The 60/40 MSCI/Barclays Index,4 a blend of the two indexes, rose 4.75%.

Results at a glance

Returns for periods ended October 31, 2014, with all distributions reinvested

	Cumulative returns	Average annual total returns
		Lifetime
	1 year	(since 2/1/11)

American Funds Global Balanced Fund (Class A shares)	7.91%	8.67%
MSCI ACWI (All Country World Index)[2]	7.77%	8.07%
Barclays Global Aggregate Index	0.22%	2.25%
60/40 MSCI/Barclays Index[2,4]	4.75%	5.88%
Lipper Flexible Portfolio Funds Index[1]	7.27%	7.65%

The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

[1]	As of 8/18/14, Lipper has integrated its Global Flexible Portfolio category into the Flexible Portfolio category; therefore, the Lipper Global Flexible Portfolio Funds Index has been replaced as a fund benchmark by the Lipper Flexible Portfolio Funds Index.
[2]	MSCI ACWI results reflect dividends net of withholding taxes.
[3]	Bond ratings, which typically range from AAA/Aaa (highest) to D (lowest), are assigned by credit rating agencies such as Standard & Poor’s, Moody’s and/or Fitch as an indication of an issuer’s creditworthiness.
[4]	The 60/40 MSCI/Barclays Index blends the MSCI ACWI with the Barclays Global Aggregate Index by weighting their total returns at 60% and 40%, respectively. Results assume the blend is rebalanced monthly.

American Funds Global Balanced Fund	1

Market and portfolio review

After generally advancing in the first half of the fund’s fiscal year, global stock markets faced some setbacks in the second half. Euro-zone GDP growth stalled and stocks retreated amid investor worries about a renewed economic slowdown. In Japan, weaker-than-expected economic data and skepticism about the success of Prime Minister Abe’s economic revitalization program kept stock prices down. Although many emerging markets were strong during the year, particularly India and in Southeast Asia, some major markets fared poorly, notably Brazil and Russia.

Amid continuing global uncertainty, the fund maintained sizable allocations to sectors that have tended to fare better during market declines, including health care, consumer staples and utilities. The fund’s top three holdings at fiscal year-end were health care companies, and all had impressive returns for the fiscal year. Largest holding Novartis, of Switzerland, gained 19.54%, boosted by strong sales of new drugs to treat multiple sclerosis, leukemia and breast cancer. Two U.S. biotechnology companies, Amgen and Gilead Sciences, were the second- and third-largest holdings. Amgen, best-known for arthritis treatment Enbrel,® gained 39.81%, while Gilead, maker of blockbuster hepatitis C drug Sovaldi,® rose 57.77%. Two smaller health care holdings also had excellent returns: U.S. biotechnology company Alexion Pharmaceuticals gained 55.64% and Teva Pharmaceutical, of Israel, was up 52.25%.

The best returns came from U.S./ Singaporean semiconductor company Avago Technologies (+89.85%) and U.S. aerospace and defense company General Dynamics (+61.33%), the fund’s seventh-largest holding. The fund’s weakest equity holdings were Russian telecommunications group Mobile TeleSystems (–37.28%), which was hurt by the weak Russian ruble and a legal dispute between the government and its majority shareholder, and Hong Kong-based casino operator SJM Holdings (–34.63%), which has been affected by slowing gaming revenues in Macau, where it runs 18 casinos.

Global bond markets were barely positive in dollar terms during the year, but the fund’s fixed-income portfolio outpaced the Barclays Global Aggregate Index, in large part due to our emphasis on dollar-denominated holdings during a period where the dollar strengthened against many foreign currencies. Holdings in some European government bonds, particularly Spain, also helped, as did Mexican sovereign issues and continued limited exposure to the weak Japanese yen. Although producing minimal returns during the year, the fund’s meaningful cash holdings serve as ballast in line with the fund’s objective of conservation of principal.

Summary

Providing dividend income is a core component of American Funds Global Balanced Fund’s three-pronged objective of long-term growth of capital, conservation of principal and current income. To that end, the fund’s six portfolio managers pay close attention not only to the current yield offered by a company being considered for investment, but also its potential for future dividend growth. A key factor in the S&P 500’s growth over time has been the contribution of dividends, which have accounted for almost 42% of its average annual return since 1926.

Many developed country equity markets around the world have seen remarkable recoveries since 2009, demonstrating that difficult economies and geopolitical tensions don’t necessarily result in weak markets. Moreover, the U.S. market’s strong returns have been helped by accommodative monetary policy and a moderate but relatively steady recovery, with rising corporate profits and expanding valuations resulting in an S&P 500 cumulative return of 236% since the market bottom in March 2009. After a period of such strong equity market gains, in large part fueled by declining interest rates in most developed countries, the fund’s managers are looking even more closely at downside risk. Nevertheless, we continue to find promising opportunities in both equity and fixed-income securities, working with our global network of investment analysts who have followed companies closely for years, or even sometimes decades. Their research is crucially important to our investment decision-making process. We invite you to read the feature beginning on page 4, in which some of these analysts describe why they recommended certain fund holdings.

We welcome our new investors and look forward to reporting to you again in six months.

 Cordially,

Eric S. Richter

Vice Chairman and President

December 15, 2014

For current information about the fund, visit americanfunds.com.

With this report, we bid farewell to Michael Thawley, trustee of American Funds Global Balanced Fund since its inception. After nine years with Capital Group as an international advisor — and before that five years as Australia’s ambassador to the U.S. — Michael has returned to his home country to take a senior government position. As a skilled and thoughtful analyst of political and economic developments around the world, Michael has been instrumental in helping the fund pursue its mission on behalf of investors. We thank him for his service.

2	American Funds Global Balanced Fund

The value of a $10,000 investment

How a $10,000 investment has grown (for the period February 1, 2011, to October 31, 2014, with distributions reinvested)

Fund results shown reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment.¹ Thus, the net amount invested was $9,425.

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.
[3]	Results reflect dividends net of withholding taxes.
[4]	As of 8/18/14, Lipper has integrated its Global Flexible Portfolio category into the Flexible Portfolio category; therefore, the Lipper Global Flexible Portfolio Funds Index has been replaced as a fund benchmark by the Lipper Flexible Portfolio Funds Index. Results of the Lipper Flexible Portfolio Funds Index do not reflect any sales charges.
[5]	Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

Past results are not predictive of results for future periods. The results shown are before taxes on fund distributions and sale of fund shares.

Average annual total returns based on a $1,000 investment (for periods ended October 31, 2014)*

		Lifetime
	1 year	(since 2/1/11)

Class A shares	1.71%	6.96%

* Assumes reinvestment of all distributions and payment of the maximum 5.75% sales charge.

American Funds Global Balanced Fund	3

A global reach
provides diverse
investment
opportunities.

4	American Funds Global Balanced Fund

Are you keeping up with the way advances in genetic diagnostics are transforming pharmaceutical research? Can you identify the most promising oil fields in Kenya? Do you know how the growing affluence in Southeast Asia impacts the insurance industry?

Chances are the answer to each question is “no.” But as an investor in American Funds Global Balanced Fund, you benefit from the experience and knowledge of people who do know — a global network of investment analysts who closely follow companies and industries in search of promising investment opportunities.

In pursuit of the fund’s three objectives — long-term growth of capital, conservation of principal and current income — American Funds Global Balanced Fund’s portfolio managers have wide latitude to invest in stocks and bonds issued by companies and governments around the world, often those recommended by the investment analysts.

Says portfolio manager Eric Richter, “American Funds Global Balanced Fund has the flexibility to invest in equities and fixed-income securities around the world, finding the best opportunities to meet the fund’s three objectives. The diversity of the fund’s holdings reflects the global reach of Capital’s extensive research effort.

“On the equity side, we hold some securities primarily for current dividends, some that offer rapidly growing dividends and others that might not pay a dividend now but are growing quickly with the opportunity for income in the future. In fixed income, preservation of capital is of primary importance, but our global research can identify opportunities for high income and capital appreciation as well.”

In the following pages, we look at some of the fund’s 237 holdings in 42 countries around the world that exemplify that global reach.

Banking on the future

At the start of 2009, prospects looked bleak for the Bank of Ireland, the country’s oldest financial institution. Irish banks had been hit hard by the financial crisis that began in 2007. As property prices fell, banks suffered huge losses when mortgage borrowers defaulted. In 2009, the Irish government came to the rescue with a recapitalization of the bank to preserve its financial stability while management worked to restructure its operations. In 2011, after non-performing assets of the banking system had been transferred to a “bad bank” called NAMA, the government invited bids for a 35% stake in the reformed company. Capital Research and Management Company,SM investment adviser to the American Funds, joined a consortium of several North American institutional investors.

“It was one of those investment proposals that really fit the long-term fundamental approach of Capital,” says London-based investment analyst Joerg Sponer. “The company was completely off most investors’ radar screens but we continued to follow the situation very closely when the crisis hit because we knew it could get better one day.

“A team of analysts and portfolio managers went over to Dublin a number of times to talk to all major stakeholders including government officials, regulators, supervisors, competing banks, and the company’s management — there was a new CEO and CFO — and we decided it represented a huge opportunity. The fundamentals of the investment case were strong and the new management was excellent so we decided to buy a major stake in the company.”

Joerg says that the Irish government was reassured by Capital’s reputation as a long-term investor. “They wanted stable committed shareholders who wouldn’t sell the shares after they rose 5% or 10%. Our name and reputation in the market gave the bailout and recapitalization a lot of credibility.”

American Funds Global Balanced Fund	5

We concluded that the euro zone would survive, and started to invest heavily in several countries, notably Spain, Ireland and Italy. Philip Chitty

American Funds Global Balanced Fund portfolio manager David Riley, who invests in both stocks and bonds, had also been analyzing the investment opportunity potential of the recapitalized bank. “I read Joerg’s research and met the company’s management several times,” David explains. “The Irish economy was beginning to stabilize and the real estate market was recovering, particularly in urban areas, which improved the bank’s loan book and the value of their assets.”

Soon after, the bank sought funding from investors through contingent convertible bonds, which typically pay a high annual yield — 10% in this case — in return for the risk that the bank could stop paying the coupon if it got into further difficulties, at which time the bond would convert to an equity. “I felt that the bank had been cleaned up sufficiently and the Irish economy would continue to improve, so I bought some of the bonds for the fixed-income portion of my portfolio,” says David.

“After more meetings with the company’s management, I got high conviction to buy the stock, which is riskier than the debt. I added to my equity holdings when there was more evidence that the country’s real estate market and growth outlook were improving.

“With the Irish economy continuing to recover, I think I may continue to hold the stock for a while.”

Euro crisis, euro opportunity

While the euro crisis hit banks hard, it also affected many smaller European governments, particularly Ireland, Greece and Portugal, which had to seek emergency funding from the International Monetary Fund to raise money after their bonds were shunned by investors.

But the crisis also had an impact on some of the larger economies, such as Spain and Italy, where bond yields rose significantly; in other words, the price of their debt fell significantly.

That left investment analyst Philip Chitty, who focuses on sovereign bonds, with the task of deciding if the cheaper bonds were a good investment opportunity. “If we thought that the euro zone would stay together and the euro currency would survive, then these bonds represented an excellent opportunity for both income and capital appreciation,” explains Philip. “But if we didn’t think the euro zone would remain intact, then we’d want to continue to stay clear.

“We concluded that the euro zone would survive, and started to invest heavily in several countries, notably Spain, Ireland and Italy,” he says. “Governments in Spain and Ireland in particular have made more progress on structural reform. Both were quite similar to the U.S. in that an unsustainable housing boom and a subsequent bust were at the epicenter of their problems. House prices are beginning to rise again and tax revenues are increasing, so the situation is looking a lot better.”

With U.S. interest rates remaining low, the fund benefits from its flexibility to search the world for investment opportunities. Explains fixed-income portfolio manager Mark Brett, “There’s a naive belief that all bond markets follow the U.S. and that certainly isn’t true.

“If we could only invest in U.S. bonds, we’d be trying to mitigate the risk of losing money when interest rates rise, but since we can invest globally we’ve been able to make capital gains in bonds from many places, including Europe. We’ve benefited from investments in sovereign bonds from peripheral countries such as Ireland, Italy and Spain, as well as core European economies like France and Germany.”

Protecting assets

The growing middle class in developing markets has created a huge demand for insurance products as the newly affluent seek to protect their assets. That has benefited one of the world’s largest insurance companies, U.K.-based Prudential plc.

The 135-year-old Prudential has traditionally been focused on three main areas: the U.K., U.S. and Asia. Over the past 15 years, the company has shifted

6	American Funds Global Balanced Fund

more emphasis to Southeast Asia, with the region now contributing more than half of the group’s earnings, compared to about 20% just 10 years ago.

“As people in this area become wealthier and move savings from cash to investments, they want financial protection and this is where Prudential has found a sweet spot,” explains investment analyst Maurizio Lualdi, who is based in London.

“They call it financial protection, but it goes beyond that. Typically, the product they buy is an investment strategy that includes insurance, with coverage for health, disability, accident and mortality.”

Prudential’s investment for growth in Asia is funded in part by solid cash flows from the company’s mature operations in the U.S. and U.K., which are growing at a lower rate. Its insurance products are sold by a network of more than 500,000 agents in Asia.

The company’s dividend has been growing steadily over the past few years. “Often, when you have a yield you don’t have growth and when you have growth you don’t have a yield,” says Maurizio. “Prudential has been a nice combination of cash generation and growth, which is not easy to find in most sectors. It is taking the cash flow from the more mature countries and reinvesting it in emerging markets. Effectively, it has been a compounding machine.”

Prospects for oil

Since American Funds Global Balanced Fund’s inception in February 2011, holdings in the energy sector have featured prominently in the portfolio. Two dividend-paying multinational oil companies — BP and Royal Dutch Shell — were among the fund’s 10 largest holdings at fiscal year-end, but the portfolio also includes smaller oil companies with the potential for more rapid growth, including U.K.-based Tullow Oil.

Royal Dutch Shell has been a mainstay of American Funds Global Balanced Fund’s top 10 holdings since the fund’s inception, providing solid dividend income throughout this sometimes turbulent period. The company was recommended to the fund’s portfolio managers by investment analyst Matt Lanstone, who was impressed with its success on large projects in Qatar and Canada.

“The company executed very well on some challenging mega-projects and its stock did much better than the energy sector as a whole from 2009 to 2011,” said Matt. “But instead of bringing capital expenditure down after delivering the growth, the CEO opted to keep investing heavily. I think the company lost its way as far as capital discipline is concerned, leading to poor results in 2012 and 2013.”

Shell appointed a new CEO, Ben van Beurden, in January 2014 and Matt was one of the first investors to meet with him. “I got the impression that he would switch focus from growth and more investment and

American Funds Global Balanced Fund	7

The big investment program for Tullow is Kenya. That’s where a lot of the growth will come from in the next few years. I believe the company has a very impressive growth trajectory.

Matt Lanstone

move back toward capital efficiency, making tougher choices and looking to return more cash to shareholders, so we increased our holdings,” said Matt.

“That’s exactly what he’s done and the stock has done well until recently, when energy companies as a whole have been quite weak. Its second-quarter dividend was up 4% over the previous year. I expect the dividend yield to remain quite attractive in the current environment.”

Unlike the world’s largest integrated oil companies, such as BP and Shell, which are involved in the production, refining, and distribution of oil and gas, Tullow Oil, a recent addition to the fund, focuses solely on exploration and production. When it makes a significant discovery, it often sells an interest in the assets to finance production and future exploration.

Matt has followed the company for several years and, despite some recent setbacks, believes it has substantial growth potential. “Tullow had a very good track record in exploration and had found some giant oil fields in Ghana and Uganda which had propelled its stock a long way,” he says. “But buying Tullow stock back then meant you were assuming that the company could continue to generate huge amounts of value through exploration, which is a very difficult thing to analyze and predict, so I’d never had any interest in the stock.

“Then the company had some drilling disappointments and, combined with a bit of a bear market for exploration and production (E&P) companies in general, its stock price was cut in half. It was at that point I recommended the company as an investment.

“The shares haven’t done particularly well since then in an oil price environment that has still been very tough for E&P companies,” says Matt. “But that means we can buy it at a discount to the core net asset value so we won’t have to pay for future exploration success.”

8	American Funds Global Balanced Fund

Amgen is in a real renaissance from a commercial perspective, a research perspective and a drug development perspective. Craig Gordon, MD

Matt expects Tullow will benefit from projects in Africa, where it is most heavily focused. “The big investment program for Tullow is Kenya. That’s where a lot of the growth will come from in the next few years. I believe the company has a very impressive growth trajectory.

“It’s a high-conviction investment idea. If it stays at a big enough discount to its value, it could be a potential acquisition target for one of the bigger companies. That’s not why I recommend it, but our downside is protected by a potential takeover in the event of the share price sliding much more.”

Unlocking genetics

Health care companies have featured significantly in the fund’s portfolio. The current top 10 holdings include the world’s two largest biotechnology companies, Gilead Sciences and Amgen.

Both are in the portfolio on the recommendation of investment analyst Craig Gordon, MD. While Gilead has been in the news recently about sales of its blockbuster hepatitis C drug Sovaldi,® Amgen may be less well known. Its products include Enbrel,® which is used to treat rheumatoid arthritis and plaque psoriasis, and Neulasta,® which helps fight infection in patients undergoing chemotherapy.

Craig believes Amgen is on the cusp of a renaissance that will see it become a global diversified pharmaceutical company on par with companies like Pfizer, Merck and Novartis.

“Amgen has built up an infrastructure that will allow them, starting next year, to launch and sell current and new products across the world,” he says. “They have formed joint ventures with companies in Japan and China and they’ve established new distribution channels, mainly in Russia.”

Much of Amgen’s expansion is the result of a new philosophy in which they have sought to develop drugs that are clearly better than current standards of care. Says Craig, “Amgen has started to develop drugs that have the most impact, even in areas where they haven’t had prior expertise. Their logic is that if they develop drugs that fulfill unmet medical needs, they can easily acquire the expertise to sell the drugs. I think that’s a sound approach.”

Key to the new approach was Amgen’s acquisition of Icelandic company deCODE Genetics, which studied the entire population of its home country to match genetics to diseases and then find probable links. From this research, Amgen is developing medications at a lower cost with less risk, including drugs to treat osteoporosis, heart disease, asthma and high cholesterol.

“No other company has this technology,” says Craig. “If another large global biopharma wants to compete, they’re probably about five years behind.”

Amgen has also undergone a restructuring program in recent years that has led to lower expenses and a stronger drug pipeline. The stronger cash flow that resulted allowed the company to begin paying a dividend in 2011, which they have increased by about 30% annually, a trend that Craig expects to continue over the next three years.

“The management has said that they would like to get their dividend payout ratio in line with the industry peer group. I think they are in a great position to continue to grow the dividend because they have accelerating cash flows,” he says.

“Amgen is the fastest dividend grower in the industry, yet the market’s expectations are pretty low. Our data shows that even in a rising interest rate environment, dividend growers — especially dividend growers that outperform expectations — should continue to do well.

“Amgen is in a real renaissance from a commercial perspective, a research perspective and a drug development perspective. The next five to 10 years should be really interesting.” ¢

American Funds Global Balanced Fund	9

Summary investment portfolio October 31, 2014

Industry sector diversification	Percent of net assets

Five largest sectors in common stock holdings
Health care	11.81%
Financials	8.22
Consumer discretionary	6.41
Consumer staples	6.32
Industrials	5.44

Currency diversification	Percent of net assets

				Short-term
			Forward	securities &
			currency	other assets
	Equity securities	Bonds & notes	contracts	less liabilities	Total

U.S. dollars	31.77%	17.60%	(.84)%	8.14%	56.67%
British pounds	10.98	2.09	(.26)	—	12.81
Euros	6.11	5.96	.56	—	12.63
Swiss francs	4.84	—	—	—	4.84
Japanese yen	1.48	.78	1.89	—	4.15
Hong Kong dollars	2.37	—	—	—	2.37
Mexican pesos	—	1.52	(.21)	—	1.31
Australian dollars	.52	.24	(.19)	—	.57
Polish zloty	—	.82	—	—	.82
Indian rupee	.47	.23	—	—	.70
Other currencies	2.35	1.73	(.95)	—	3.13
Total					100.0%

Common stocks 60.68%	Shares	Value (000)
Health care 11.81%
Novartis AG	1,699,550	$157,740
Amgen Inc.	816,824	132,472
Gilead Sciences, Inc.[1]	1,151,400	128,957
AbbVie Inc.	1,048,800	66,557
Thermo Fisher Scientific Inc.	358,900	42,196
Bayer AG	249,110	35,416
Teva Pharmaceutical Industries Ltd. (ADR)	538,000	30,381
Other securities		140,992
		734,711

10	American Funds Global Balanced Fund

	Shares	Value (000)
Financials 8.22%
Prudential PLC	1,945,600	$44,896
AIA Group Ltd.	6,434,800	35,887
Crown Castle International Corp.	405,400	31,670
Aviva PLC	3,580,000	29,837
Other securities		368,798
		511,088

Consumer discretionary 6.41%
DIRECTV[1]	737,000	63,964
SJM Holdings Ltd.	16,596,000	35,053
General Motors Co.	978,000	30,709
Other securities		268,721
		398,447

Consumer staples 6.32%
Altria Group, Inc.	2,367,200	114,430
Philip Morris International Inc.	960,800	85,521
Imperial Tobacco Group PLC	1,386,304	60,121
Nestlé SA	819,000	59,926
Other securities		73,169
		393,167

Industrials 5.44%
General Dynamics Corp.	619,600	86,595
Other securities		251,893
		338,488

Information Technology 4.79%
Google Inc., Class C1	62,855	35,141
Google Inc., Class A1	32,755	18,601
Hewlett-Packard Co.	880,000	31,574
Oracle Corp.	762,800	29,787
Other securities		183,034
		298,137

Energy 4.75%
BP PLC	10,065,200	72,295
BP PLC (ADR)	84,200	3,659
Royal Dutch Shell PLC, Class A	1,334,000	47,706
Royal Dutch Shell PLC, Class B	706,920	26,151
Eni SpA	1,665,300	35,477
Baker Hughes Inc.	570,000	30,187
Other securities		79,643
		295,118

Utilities 4.00%
National Grid PLC	5,964,796	88,358
SSE PLC	1,891,177	48,375
Fortum Oyj	1,580,813	36,629
Exelon Corp.	855,139	31,290
Other securities		43,839
		248,491

Telecommunication services 3.57%
Verizon Communications Inc.	2,007,165	100,860
SoftBank Corp.	458,768	32,425
Other securities		88,974
		222,259

Materials 0.71%
Other securities		44,167

Miscellaneous 4.66%
Other common stocks in initial period of acquisition		289,575

Total common stocks (cost: $3,032,306,000)		3,773,648

American Funds Global Balanced Fund	11

Rights & warrants 0.06%	Shares	Value (000)
Consumer discretionary 0.06%
Other securities		$3,869

Total rights & warrants (cost: $2,112,000)		3,869
Convertible bonds 0.15%	Principal amount (000)
Financials 0.15%
Other securities		9,081

Total convertible bonds (cost: $8,803,000)		9,081

Bonds, notes & other debt instruments 30.97%
Bonds & notes of governments & government agencies outside the U.S. 13.19%
German Government 2.00%–4.25% 2016–2044	€52,055	74,247
Netherlands Government Eurobond 2.25% 2022	23,375	32,772
United Kingdom 1.25%–5.00% 2015–2046	£73,215	124,705
United Mexican States Government 6.25%–20.83% 2016–2040[2]	MXN1,105,181	93,368
United Mexican States Government Global, Series A, 3.625% 2022	$1,400	1,445
Other securities		493,871
		820,408
U.S. Treasury bonds & notes 9.01%
U.S. Treasury 6.79%
U.S. Treasury 0.88%–7.50% 2016–2044[3]	413,182	422,083

U.S. Treasury inflation-protected securities 2.22%
U.S. Treasury Inflation-Protected Security 0.13%–3.00% 2019–2044[2]	137,811	138,256

Total U.S. Treasury bonds & notes		560,339

Corporate bonds & notes 5.71%
Financials 1.92%
Nordea Bank AB 3.125% 2017[4]	2,000	2,086
Other securities		117,223
		119,309

Telecommunication services 0.93%
Verizon Communications Inc. 2.63%–6.55% 2020–2046[4]	21,146	23,052
Other securities		34,535
		57,587

Utilities 0.48%
National Grid PLC 6.30% 2016	1,710	1,867
Niagara Mohawk Power Corp. 3.508% 2024[4]	2,380	2,436
Other securities		25,349
		29,652

Health care 0.34%
Gilead Sciences, Inc. 3.70% 2024	2,800	2,883
Novartis Capital Corp. 2.90%–3.40% 2015–2024	5,860	5,978
Novartis Securities Investment Ltd. 5.125% 2019	475	537
Other securities		11,905
		21,303

Consumer staples 0.17%
Altria Group, Inc. 4.75% 2021	3,300	3,639
Philip Morris International Inc. 1.88%–2.90% 2019–2021	2,350	2,366
Other securities		4,481
		10,486

Other 1.87%
Other securities		116,572

Total corporate bonds & notes		354,909

12	American Funds Global Balanced Fund

	Principal amount (000)	Value (000)
Mortgage-backed obligations 3.06%
Fannie Mae 2.50%–6.00% 2026–2044[5,6]	$169,443	$180,670
Other securities		9,764
		190,434

Total bonds, notes & other debt instruments (cost: $1,917,160,000)		1,926,090

Short-term securities 10.38%
Electricité de France 0.13% due 11/24/2014[4]	40,000	39,996
Fannie Mae 0.05%–0.08% due 11/4/2014–5/1/2015	101,000	100,985
Federal Home Loan Bank 0.07%–0.08% due 11/21/2014–1/23/2015	71,800	71,798
Freddie Mac 0.08%–0.09% due 12/4/2014–2/17/2015	36,200	36,197
KfW 0.11% due 1/16/2015[4]	53,503	53,494
Nordea Bank AB 0.16%–0.18% due 11/6/2014–1/29/2015[4]	54,200	54,188
Nordea North America, Inc. 0.23% due 4/16/2015[4]	20,000	19,980
Victory Receivables Corp. 0.15% due 11/18/2014[4]	52,932	52,928
Other securities		216,349

Total short-term securities (cost: $645,897,000)		645,915

Total investment securities 102.24% (cost: $5,606,278,000)		6,358,603
Other assets less liabilities (2.24)%		(139,227)

Net assets 100.00%		$6,219,376

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Miscellaneous” and “Other securities” include securities which were valued under fair value procedures adopted by authority of the board of trustees. The total value of securities which were valued under fair value procedures was $38,652,000, which represented ..62% of the net assets of the fund. This amount includes $26,122,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.

Forward currency contracts

The fund has entered into forward currency contracts to purchase or sell currencies as shown in the following table. The average notional amount of open forward currency contracts was $188,703,000 over the prior 12-month period.

			Contract amount		Unrealized (depreciation) appreciation
	Settlement date	Counterparty	Receive (000)	Deliver (000)	at 10/31/2014 (000)
Purchases:
Euros	11/14/2014	UBS AG	€8,899	$11,238	$ (41)
Euros	12/12/2014	Société Générale	€12,703	$16,200	(277)
Japanese yen	11/6/2014	UBS AG	¥289,376	$2,635	(97)
Japanese yen	11/10/2014	HSBC Bank	¥1,305,040	$12,050	(431)
Japanese yen	11/10/2014	HSBC Bank	¥1,309,984	$12,100	(437)
Japanese yen	11/14/2014	HSBC Bank	¥4,384,767	$40,200	(1,160)
Japanese yen	11/17/2014	UBS AG	¥604,462	$5,700	(318)
Japanese yen	11/17/2014	UBS AG	¥1,719,079	$16,200	(894)
Japanese yen	12/3/2014	Citibank	¥1,655,018	$15,294	(556)
					$(4,211)
Sales:
Australian dollars	11/20/2014	Bank of America, N.A.	€9,442	A$13,850	(337)
British pounds	12/11/2014	Barclays Bank PLC	$15,966	£9,900	134
Colombian pesos	11/18/2014	Citibank	$1,845	COP3,802,350	1
Euros	11/21/2014	Bank of America, N.A.	¥1,510,922	€11,050	(396)
Mexican pesos	11/18/2014	Citibank	$3,597	MXN48,325	12
Mexican pesos	11/21/2014	Bank of America, N.A.	$9,860	MXN133,700	(56)

American Funds Global Balanced Fund	13

			Contract amount		Unrealized (depreciation) appreciation
	Settlement date	Counterparty	Receive (000)	Deliver (000)	at 10/31/2014 (000)
Norwegian kroner	11/14/2014	HSBC Bank	$8,037	NKr52,100	$317
Norwegian kroner	11/17/2014	HSBC Bank	€4,413	NKr36,800	79
Norwegian kroner	12/3/2014	HSBC Bank	€2,936	NKr24,450	60
Russian rubles	11/17/2014	Citibank	$2,223	RUB90,600	126
Russian rubles	12/4/2014	JPMorgan Chase	$6,945	RUB300,425	31
South African rand	11/20/2014	UBS AG	$2,414	ZAR27,100	(35)
South African rand	11/21/2014	HSBC Bank	$5,147	ZAR57,000	(3)
Swedish kronor	12/3/2014	Citibank	$23,173	SKr168,200	393
					$326
Forward currency contracts — net					$(3,885)

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Security did not produce income during the last 12 months.
[2]	Index-linked bond whose principal amount moves with a government price index.
[3]	A portion of this security was pledged as collateral. The total value of pledged collateral was $700,000, which represented .01% of the net assets of the fund.
[4]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $515,222,000, which represented 8.28% of the net assets of the fund.
[5]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[6]	A portion or all of the security purchased on a TBA basis.

Key to abbreviations and symbols

ADR = American Depositary Receipts

TBA = To be announced

A$ = Australian dollars

COP = Colombian pesos

€ = Euros

£ = British pounds

¥ = Japanese yen

MXN = Mexican pesos

NKr = Norwegian kroner

RUB = Russian rubles

SKr = Swedish kronor

ZAR = South African rand

See Notes to Financial Statements

14	American Funds Global Balanced Fund

Financial statements

Statement of assets and liabilities
at October 31, 2014	(dollars in thousands)

Assets:
Investment securities, at value (cost: $5,606,278)		$6,358,603
Cash denominated in currencies other than U.S. dollars (cost: $294)		294
Cash		144
Unrealized appreciation on open forward currency contracts		1,153
Receivables for:
Sales of investments	$270,458
Sales of fund’s shares	14,248
Closed forward currency contracts	606
Dividends and interest	26,624	311,936
		6,672,130
Liabilities:
Unrealized depreciation on open forward currency contracts		5,038
Payables for:
Purchases of investments	436,022
Repurchases of fund’s shares	4,828
Closed forward currency contracts	100
Investment advisory services	2,464
Services provided by related parties	2,554
Trustees’ deferred compensation	561
Other	1,187	447,716
Net assets at October 31, 2014		$6,219,376
Net assets consist of:
Capital paid in on shares of beneficial interest		$5,323,668
Distributions in excess of net investment income		(1,099)
Undistributed net realized gain		149,490
Net unrealized appreciation		747,317
Net assets at October 31, 2014		$6,219,376

(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —

unlimited shares authorized (197,522 total shares outstanding)

	Net assets	Shares outstanding	Net asset value per share
Class A	$4,430,139	140,663	$31.49
Class B	11,204	356	31.47
Class C	567,971	18,078	31.42
Class F-1	184,345	5,853	31.50
Class F-2	426,760	13,542	31.51
Class 529-A	196,345	6,237	31.48
Class 529-B	1,269	40	31.46
Class 529-C	72,930	2,325	31.37
Class 529-E	11,036	351	31.45
Class 529-F-1	12,198	387	31.50
Class R-1	8,024	255	31.43
Class R-2	35,734	1,138	31.40
Class R-2E	11	1	31.48
Class R-3	35,601	1,132	31.45
Class R-4	21,885	695	31.50
Class R-5	5,112	162	31.54
Class R-6	198,812	6,307	31.52

See Notes to Financial Statements

American Funds Global Balanced Fund	15

Statement of operations for the year ended October 31, 2014	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $4,508)	$121,724
Interest (net of non-U.S. taxes of $298)	48,366	$170,090
Fees and expenses*:
Investment advisory services	26,723
Distribution services	17,033
Transfer agent services	6,105
Administrative services	1,151
Reports to shareholders	334
Registration statement and prospectus	416
Trustees’ compensation	450
Auditing and legal	143
Custodian	544
Other	311	53,210
Net investment income		116,880

Net realized gain and unrealized appreciation on investments, forward currency contracts and currency:
Net realized gain (loss) on:
Investments	142,736
Forward currency contracts	(930)
Currency transactions	(924)	140,882
Net unrealized (depreciation) appreciation on:
Investments (net of non-U.S. taxes of $692)	147,453
Forward currency contracts	(3,664)
Currency translations	(612)	143,177
Net realized gain and unrealized appreciation on investments, forward currency contracts and currency		284,059

Net increase in net assets resulting from operations		$400,939

* Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

Statements of changes in net assets

(dollars in thousands)

	Year ended October 31
	2014	2013
Operations:
Net investment income	$116,880	$67,316
Net realized gain on investments, forward currency contracts and currency transactions	140,882	96,846
Net unrealized appreciation on investments, forward currency contracts and currency translations	143,177	460,828
Net increase in net assets resulting from operations	400,939	624,990

Dividends and distributions paid to shareholders:
Dividends from net investment income	(97,741)	(70,819)
Distributions from net realized gain on investments	(83,289)	—
Total dividends and distributions paid to shareholders	(181,030)	(70,819)

Net capital share transactions	1,265,638	818,003

Total increase in net assets	1,485,547	1,372,174

Net assets:
Beginning of year	4,733,829	3,361,655
End of year (including distributions in excess of net investment income: $(1,099) and $(1,067), respectively)	$6,219,376	$4,733,829

See Notes to Financial Statements

16	American Funds Global Balanced Fund

Notes to financial statements

1. Organization

American Funds Global Balanced Fund (the “fund”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks the balanced accomplishment of three objectives: long-term growth of capital, conservation of principal and current income.

The fund has 17 share classes consisting of five retail share classes (Classes A, B and C, as well as two F share classes, F-1 and F-2), five 529 college savings plan share classes (Classes 529-A, 529-B, 529-C, 529-E and 529-F-1) and seven retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are further described below:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B*	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F-1, F-2 and 529-F-1	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5 and R-6	None	None	None

* Class B and 529-B shares of the fund are not available for purchase.

On August 29, 2014, the fund made an additional retirement plan share class (Class R-2E) available for sale pursuant to an amendment to its registration statement filed with the U.S. Securities and Exchange Commission. Refer to the fund’s prospectus for more details.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

American Funds Global Balanced Fund	17

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

Dividends and distributions to shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Municipal securities	Standard inputs and, for certain distressed securities, cash flows or liquidation values using a net present value calculation based on inputs that include, but are not limited to, financial statements and debt contracts

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more pricing vendors.

18	American Funds Global Balanced Fund

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees with supplemental information to support the changes. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the fund’s valuation levels as of October 31, 2014 (dollars in thousands):

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Health care	$734,711	$—	$—	$734,711
Financials	511,088	—	—	511,088
Consumer discretionary	398,447	—	—	398,447
Consumer staples	393,167	—	—	393,167
Industrials	312,366	26,122	—	338,488
Information technology	298,137	—	—	298,137
Energy	295,118	—	—	295,118
Utilities	248,491	—	—	248,491
Telecommunication services	222,259	—	—	222,259
Materials	44,167	—	—	44,167
Miscellaneous	277,045	12,530	—	289,575
Rights & warrants	3,869	—	—	3,869
Convertible bonds	—	9,081	—	9,081
Bonds, notes & other debt instruments	—	1,926,090	—	1,926,090
Short-term securities	—	645,915	—	645,915

Total	$3,738,865	$2,619,738	$—	$6,358,603

American Funds Global Balanced Fund	19

	Other investments*
	Level 1	Level 2	Level 3	Total
Asset:
Unrealized appreciation on open forward currency contracts	$—	$1,153	$—	$1,153
Liability:
Unrealized depreciation on open forward currency contracts	—	(5,038)	—	(5,038)
Total	$—	$(3,885)	$—	$(3,885)

* Forward currency contracts are not included in the investment portfolio.

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks, bonds and other securities held by the fund may decline — sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments.

Investing in income-oriented stocks — Income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the fund invests.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers are domiciled or operate. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, there may be increased settlement risks for transactions in local securities.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

20	American Funds Global Balanced Fund

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate various credit and default risks.

Investing in mortgage-related and other asset-backed securities — Mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, include debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. Such securities often involve risks that are different from or more acute than the risks associated with investing in other types of debt securities. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in the fund having to reinvest the proceeds in lower yielding securities, effectively reducing the fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing the fund’s cash available for reinvestment in higher yielding securities.

Thinly traded securities — There may be little trading in the secondary market for particular bonds or other debt securities, which may make them more difficult to value, acquire or sell.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Mortgage dollar rolls — The fund has entered into mortgage dollar roll transactions in which the fund sells a mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Mortgage dollar rolls are accounted for as purchase and sale transactions, which may increase the fund’s portfolio turnover rate.

Forward currency contracts — The fund has entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund’s investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the fund’s investment adviser values forward currency contracts and records unrealized appreciation or depreciation for open forward currency contracts in the fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward currency contract is closed or offset by another contract with the same broker for the same settlement date and currency.

Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in the fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in the fund’s statement of operations.

American Funds Global Balanced Fund	21

The following tables present the financial statement impacts resulting from the fund’s use of forward currency contracts as of October 31, 2014 (dollars in thousands):

	Assets		Liabilities
Contract	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Forward currency	Unrealized appreciation on open forward currency contracts	$1,153	Unrealized depreciation on open forward currency contracts	$5,038

Forward currency	Receivables for closed forward currency contracts	606	Payables for closed forward currency contracts	100
		$1,759		$5,138

Contract	Location on statement of operations	Value	Location on statement of operations	Value
Forward currency	Net realized loss on forward currency contracts	$(930)	Net unrealized depreciation on forward currency contracts	$(3,664)

Collateral — The fund participates in a collateral program due to its use of forward currency contracts. The program calls for the fund to either receive or pledge collateral based on the net gain or loss on unsettled forward currency contracts by counterparty. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligations.

Rights of offset — The fund has entered into enforceable master netting agreements with certain counterparties for forward currency contracts, where amounts payable by each party to the other in the same currency, with the same settlement date and with the same counterparty are settled net of each party’s payment obligation. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to netting arrangements in the statement of assets and liabilities.

The following table presents the fund’s forward currency contracts by counterparty, including those that are subject to potential offset on the statement of assets and liabilities as of October 31, 2014 (dollars in thousands):

		Gross amounts not offset in the
	Gross amounts	statement of assets and liabilities and
	recognized in the	subject to a master netting agreement
	statement of	Available	Non-cash	Cash	Net
Counterparty	assets and liabilities	to offset	collateral*	collateral	amount
Assets:
Barclays Bank PLC	$134	$—	$(134)	$—	$—
Citibank	586	(586)	—	—	—
HSBC Bank	456	(456)	—	—	—
JPMorgan Chase	545	—	(430)	—	115
UBS AG	38	(38)	—	—	—
Total	$1,759	$(1,080)	$(564)	$—	$115
Liabilities:
Bank of America, N.A.	$789	$—	$(370)	$—	$419
Citibank	596	(586)	—	—	10
HSBC Bank	2,047	(456)	—	—	1,591
Société Générale	277	—	—	—	277
UBS AG	1,429	(38)	(310)	—	1,081
Total	$5,138	$(1,080)	$(680)	$—	$3,378

*	Non-cash collateral is shown on a settlement basis.

22	American Funds Global Balanced Fund

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended October 31, 2014, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any significant interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities, by state tax authorities and by tax authorities outside the U.S. for tax years before 2011, the year the fund commenced operations.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. Gains realized by the fund on the sale of securities in certain countries are subject to non-U.S. taxes. The fund records a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; and unrealized appreciation of certain investments in securities outside the U.S. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

During the year ended October 31, 2014, the fund reclassified $1,000 from distributions in excess of net investment income to capital paid in on shares of beneficial interest, $19,170,000 from distributions in excess of net investment income to undistributed net realized gain and $10,969,000 from undistributed net realized gain to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

As of October 31, 2014, the tax-basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows (dollars in thousands):

Undistributed ordinary income	$9,632
Undistributed long-term capital gains	144,797
Gross unrealized appreciation on investment securities	846,420
Gross unrealized depreciation on investment securities	(103,989)
Net unrealized appreciation on investment securities	742,431
Cost of investment securities	5,616,172

American Funds Global Balanced Fund	23

The tax character of distributions paid to shareholders was as follows (dollars in thousands):

	Year ended October 31, 2014					Year ended October 31, 2013
				Total				Total
			Long-term	dividends and			Long-term	dividends and
	Ordinary		capital	distributions		Ordinary	capital	distributions
Share class	income		gains	paid		income	gains	paid
Class A	$73,765		$60,967	$134,732		$54,856	$—	$54,856
Class B	131		225	356		150	—	150
Class C	5,302		7,314	12,616		3,794	—	3,794
Class F-1	3,944		3,800	7,744		3,213	—	3,213
Class F-2	5,854		3,579	9,433		3,303	—	3,303
Class 529-A	3,175		2,756	5,931		2,327	—	2,327
Class 529-B	13		27	40		16	—	16
Class 529-C	654		986	1,640		463	—	463
Class 529-E	154		156	310		114	—	114
Class 529-F-1	214		162	376		135	—	135
Class R-1	98		115	213		81	—	81
Class R-2	349		478	827		267	—	267
Class R-2E*	—	†	—	—	†
Class R-3	476		480	956		332	—	332
Class R-4	349		279	628		249	—	249
Class R-5	284		385	669		441	—	441
Class R-6	2,979		1,580	4,559		1,078	—	1,078
Total	$97,741		$83,289	$181,030		$70,819	$—	$70,819

*	Class R-2E shares were offered beginning August 29, 2014.
†	Amount less than one thousand.

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.660% on the first $500 million of daily net assets and decreasing to 0.417% on such assets in excess of $17 billion. For the year ended October 31, 2014, the investment advisory services fee was $26,723,000, which was equivalent to an annualized rate of 0.485% of average daily net assets.

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

24	American Funds Global Balanced Fund

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.30% is not exceeded. As of October 31, 2014, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to Class A, C, F, 529 and R shares. These services include, but are not limited to, coordinating, monitoring, assisting and overseeing third parties that provide services to fund shareholders. Under the agreement, Class A shares pay an annual fee of 0.01% and Class C, F, 529 and R shares pay an annual fee of 0.05% of their respective average daily net assets.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the 529 college savings plan. During the period October 1, 2013, to March 31, 2014, the quarterly fee was based on a series of decreasing annual rates beginning with 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds and decreasing to 0.06% on such assets between $120 billion and $150 billion. Effective April 1, 2014, the quarterly fee was amended to provide for reduced annual rates of 0.07%, 0.06% and 0.05% over $30 billion, $50 billion and $70 billion, respectively, of the net assets invested in Class 529 shares of the American Funds. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses in the fund’s statement of operations. Virginia529 is not considered a related party to the fund.

For the year ended October 31, 2014, class-specific expenses under the agreements were as follows (dollars in thousands):

Share class	Distribution services		Transfer agent services		Administrative services		529 plan services
Class A	$9,882		$4,515		$400		Not applicable
Class B	125		15		Not applicable		Not applicable
Class C	4,899		563		245		Not applicable
Class F-1	549		256		110		Not applicable
Class F-2	Not applicable		304		142		Not applicable
Class 529-A	368		166		89		$165
Class 529-B	15		1		1		2
Class 529-C	651		64		33		60
Class 529-E	51		5		5		9
Class 529-F-1	—		10		5		10
Class R-1	59		6		4		Not applicable
Class R-2	234		125		16		Not applicable
Class R-2E*	—	†	—	†	—	†	Not applicable
Class R-3	154		49		16		Not applicable
Class R-4	46		18		9		Not applicable
Class R-5	Not applicable		7		7		Not applicable
Class R-6	Not applicable		1		69		Not applicable
Total class-specific expenses	$17,033		$6,105		$1,151		$246

*	Class R-2E shares were offered beginning August 29, 2014.
†	Amount less than one thousand.

American Funds Global Balanced Fund	25

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $450,000 in the fund’s statement of operations includes $398,000 in current fees (either paid in cash or deferred) and a net increase of $52,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

8. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales*		Reinvestments of dividends and distributions		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended October 31, 2014

Class A	$1,055,138	34,029	$ 133,101	4,338	$(396,647)	(12,797)	$791,592	25,570
Class B	2,601	84	355	12	(5,883)	(191)	(2,927)	(95)
Class C	192,266	6,206	12,446	408	(71,035)	(2,299)	133,677	4,315
Class F-1	102,455	3,308	7,696	251	(148,773)	(4,728)	(38,622)	(1,169)
Class F-2	262,442	8,376	7,543	245	(50,756)	(1,635)	219,229	6,986
Class 529-A	47,273	1,528	5,929	193	(19,303)	(622)	33,899	1,099
Class 529-B	323	10	40	1	(806)	(26)	(443)	(15)
Class 529-C	21,924	711	1,640	54	(8,544)	(277)	15,020	488
Class 529-E	2,636	86	311	10	(1,194)	(39)	1,753	57
Class 529-F-1	4,144	134	376	12	(1,851)	(60)	2,669	86
Class R-1	2,771	90	188	6	(2,093)	(68)	866	28
Class R-2	15,029	487	826	27	(9,628)	(312)	6,227	202
Class R-2E†	12	1	—	—	—	—	12	1
Class R-3	17,418	564	953	31	(9,730)	(316)	8,641	279
Class R-4	7,565	243	611	20	(3,990)	(129)	4,186	134
Class R-5	4,331	140	669	22	(24,170)	(775)	(19,170)	(613)
Class R-6	109,606	3,531	4,560	148	(5,137)	(167)	109,029	3,512
Total net increase (decrease)	$1,847,934	59,528	$ 177,244	5,778	$(759,540)	(24,441)	$1,265,638	40,865

Year ended October 31, 2013

Class A	$841,995	30,046	$ 54,015	1,951	$(365,960)	(13,105)	$530,050	18,892
Class B	3,418	123	149	5	(6,343)	(228)	(2,776)	(100)
Class C	118,122	4,217	3,737	136	(59,294)	(2,125)	62,565	2,228
Class F-1	72,590	2,595	3,184	115	(32,875)	(1,173)	42,899	1,537
Class F-2	61,342	2,183	2,074	75	(16,674)	(593)	46,742	1,665
Class 529-A	45,933	1,646	2,326	84	(17,602)	(632)	30,657	1,098
Class 529-B	388	14	16	1	(682)	(25)	(278)	(10)
Class 529-C	19,613	706	463	17	(6,744)	(242)	13,332	481
Class 529-E	2,800	101	114	4	(1,025)	(37)	1,889	68
Class 529-F-1	4,916	178	135	5	(950)	(34)	4,101	149
Class R-1	2,195	78	65	3	(790)	(28)	1,470	53
Class R-2	13,139	471	253	9	(6,465)	(231)	6,927	249
Class R-3	10,374	371	313	11	(5,060)	(182)	5,627	200
Class R-4	8,700	309	225	8	(3,503)	(124)	5,422	193
Class R-5	4,403	156	416	15	(2,957)	(106)	1,862	65
Class R-6	67,054	2,413	1,054	37	(594)	(20)	67,514	2,430
Total net increase (decrease)	$1,276,982	45,607	$ 68,539	2,476	$527,518	(18,885)	$818,003	29,198

*	Includes exchanges between share classes of the fund.
†	Class R-2E shares were offered beginning August 29, 2014.

9. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $4,141,403,000 and $3,393,384,000, respectively, during the year ended October 31, 2014.

26	American Funds Global Balanced Fund

Financial highlights

		Income (loss) from investment operations[1]			Dividends and distributions
	Net asset value, beginning of period	Net investment income (loss)[2]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[3]	Net assets, end of period (in millions)	Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets[2]
Class A:
Year ended 10/31/2014	$30.22	$.68	$1.68	$2.36	$(.57)	$(.52)	$(1.09)	$31.49	7.91%	$4,430	.89%		2.20%
Year ended 10/31/2013	26.38	.50	3.86	4.36	(.52)	—	(.52)	30.22	16.78	3,479	.93		1.77
Year ended 10/31/2012	24.45	.54	1.85	2.39	(.46)	—	(.46)	26.38	9.88	2,538	.91		2.14
Period from 2/1/2011 to 10/31/2011[4,5]	25.00	.36	(.70)	(.34)	(.21)	—	(.21)	24.45	(1.38)	2,070	1.08	[6]	1.95	[6]
Class B:
Year ended 10/31/2014	30.19	.47	1.66	2.13	(.33)	(.52)	(.85)	31.47	7.15	11	1.64		1.51
Year ended 10/31/2013	26.34	.28	3.87	4.15	(.30)	—	(.30)	30.19	15.89	14	1.69		1.02
Year ended 10/31/2012	24.41	.34	1.85	2.19	(.26)	—	(.26)	26.34	9.01	14	1.71		1.35
Period from 2/1/2011 to 10/31/2011[4,5]	25.00	.22	(.69)	(.47)	(.12)	—	(.12)	24.41	(1.90)	17	1.77	[6]	1.20	[6]
Class C:
Year ended 10/31/2014	30.16	.43	1.68	2.11	(.33)	(.52)	(.85)	31.42	7.10	568	1.69		1.39
Year ended 10/31/2013	26.33	.27	3.87	4.14	(.31)	—	(.31)	30.16	15.82	415	1.73		.97
Year ended 10/31/2012	24.41	.33	1.85	2.18	(.26)	—	(.26)	26.33	8.97	304	1.76		1.29
Period from 2/1/2011 to 10/31/2011[4,5]	25.00	.22	(.69)	(.47)	(.12)	—	(.12)	24.41	(1.90)	240	1.81	[6]	1.21	[6]
Class F-1:
Year ended 10/31/2014	30.22	.71	1.64	2.35	(.55)	(.52)	(1.07)	31.50	7.87	184	.94		2.27
Year ended 10/31/2013	26.38	.49	3.86	4.35	(.51)	—	(.51)	30.22	16.75	212	.97		1.73
Year ended 10/31/2012	24.45	.53	1.86	2.39	(.46)	—	(.46)	26.38	9.85	145	.96		2.10
Period from 2/1/2011 to 10/31/2011[4,5]	25.00	.37	(.71)	(.34)	(.21)	—	(.21)	24.45	(1.34)	116	1.02	[6]	2.03	[6]
Class F-2:
Year ended 10/31/2014	30.24	.71	1.71	2.42	(.63)	(.52)	(1.15)	31.51	8.16	427	.68		2.28
Year ended 10/31/2013	26.39	.56	3.88	4.44	(.59)	—	(.59)	30.24	17.03	198	.71		1.98
Year ended 10/31/2012	24.46	.59	1.85	2.44	(.51)	—	(.51)	26.39	10.10	129	.72		2.32
Period from 2/1/2011 to 10/31/2011[4,5]	25.00	.41	(.70)	(.29)	(.25)	—	(.25)	24.46	(1.18)	69	.79	[6]	2.23	[6]
Class 529-A:
Year ended 10/31/2014	30.21	.66	1.68	2.34	(.55)	(.52)	(1.07)	31.48	7.87	196	.96		2.14
Year ended 10/31/2013	26.37	.47	3.88	4.35	(.51)	—	(.51)	30.21	16.68	155	1.00		1.69
Year ended 10/31/2012	24.44	.52	1.86	2.38	(.45)	—	(.45)	26.37	9.84	106	.98		2.06
Period from 2/1/2011 to 10/31/2011[4,5]	25.00	.35	(.71)	(.36)	(.20)	—	(.20)	24.44	(1.44)	68	1.08	[6]	1.88	[6]
Class 529-B:
Year ended 10/31/2014	30.17	.43	1.66	2.09	(.28)	(.52)	(.80)	31.46	7.01	1	1.77		1.38
Year ended 10/31/2013	26.33	.25	3.86	4.11	(.27)	—	(.27)	30.17	15.73	2	1.81		.90
Year ended 10/31/2012	24.41	.31	1.85	2.16	(.24)	—	(.24)	26.33	8.88	2	1.84		1.21
Period from 2/1/2011 to 10/31/2011[4,5]	25.00	.21	(.70)	(.49)	(.10)	—	(.10)	24.41	(1.97)	2	1.88	[6]	1.11	[6]

American Funds Global Balanced Fund	27

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
	Net asset value, beginning of period	Net investment income (loss)[2]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets[2]
Class 529-C:
Year ended 10/31/2014	$30.12	$.41	$1.67	$2.08	$(.31)	$(.52)	$(.83)	$31.37	6.99%	$73		1.76%		1.33%
Year ended 10/31/2013	26.30	.25	3.86	4.11	(.29)	—	(.29)	30.12	15.75	55		1.81		.89
Year ended 10/31/2012	24.39	.31	1.85	2.16	(.25)	—	(.25)	26.30	8.90	36		1.83		1.21
Period from 2/1/2011 to 10/31/2011[4,5]	25.00	.20	(.69)	(.49)	(.12)	—	(.12)	24.39	(1.97)	22		1.86	[6]	1.06	[6]
Class 529-E:
Year ended 10/31/2014	30.18	.59	1.67	2.26	(.47)	(.52)	(.99)	31.45	7.57	11		1.21		1.90
Year ended 10/31/2013	26.35	.41	3.86	4.27	(.44)	—	(.44)	30.18	16.41	9		1.25		1.45
Year ended 10/31/2012	24.42	.45	1.86	2.31	(.38)	—	(.38)	26.35	9.49	6		1.27		1.78
Period from 2/1/2011 to 10/31/2011[4,5]	25.00	.29	(.69)	(.40)	(.18)	—	(.18)	24.42	(1.58)	4		1.32	[6]	1.60	[6]
Class 529-F-1:
Year ended 10/31/2014	30.23	.72	1.68	2.40	(.61)	(.52)	(1.13)	31.50	8.08	12		.76		2.33
Year ended 10/31/2013	26.38	.53	3.88	4.41	(.56)	—	(.56)	30.23	16.94	9		.80		1.89
Year ended 10/31/2012	24.45	.56	1.86	2.42	(.49)	—	(.49)	26.38	10.00	4		.82		2.20
Period from 2/1/2011 to 10/31/2011[4,5]	25.00	.39	(.70)	(.31)	(.24)	—	(.24)	24.45	(1.26)	2		.84	[6]	2.11	[6]
Class R-1:
Year ended 10/31/2014	30.17	.52	1.66	2.18	(.40)	(.52)	(.92)	31.43	7.35	8		1.44		1.69
Year ended 10/31/2013	26.34	.37	3.86	4.23	(.40)	—	(.40)	30.17	16.22	7		1.39		1.32
Year ended 10/31/2012	24.41	.38	1.85	2.23	(.30)	—	(.30)	26.34	9.20	4		1.56		1.48
Period from 2/1/2011 to 10/31/2011[4,5]	25.00	.23	(.70)	(.47)	(.12)	—	(.12)	24.41	(1.90)	4		1.75	[6]	1.26	[6]
Class R-2:
Year ended 10/31/2014	30.15	.43	1.67	2.10	(.33)	(.52)	(.85)	31.40	7.06	36		1.69		1.40
Year ended 10/31/2013	26.32	.29	3.87	4.16	(.33)	—	(.33)	30.15	15.94	28		1.66		1.03
Year ended 10/31/2012	24.41	.35	1.86	2.21	(.30)	—	(.30)	26.32	9.10	18		1.65		1.40
Period from 2/1/2011 to 10/31/2011[4,5]	25.00	.24	(.71)	(.47)	(.12)	—	(.12)	24.41	(1.87)	10		1.64	[6]	1.30	[6]
Class R-2E:
Period from 8/29/2014 to 10/31/2014[5,7]	31.95	.06	(.39)	(.33)	(.14)	—	(.14)	31.48	(1.04)	—	[8]	.13		.20
Class R-3:
Year ended 10/31/2014	30.19	.58	1.67	2.25	(.47)	(.52)	(.99)	31.45	7.57	36		1.22		1.87
Year ended 10/31/2013	26.35	.41	3.88	4.29	(.45)	—	(.45)	30.19	16.44	26		1.24		1.46
Year ended 10/31/2012	24.43	.46	1.85	2.31	(.39)	—	(.39)	26.35	9.55	17		1.23		1.81
Period from 2/1/2011 to 10/31/2011[4,5]	25.00	.30	(.69)	(.39)	(.18)	—	(.18)	24.43	(1.58)	10		1.28	[6]	1.66	[6]

28	American Funds Global Balanced Fund

		Income (loss) from investment operations[1]			Dividends and distributions
	Net asset value, beginning of period	Net investment income (loss)[2]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[3]	Net assets, end of period (in millions)	Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets[2]
Class R-4:
Year ended 10/31/2014	$30.23	$.67	$1.68	$2.35	$(.56)	$(.52)	$(1.08)	$31.50	7.92%	$22	.91%		2.16%
Year ended 10/31/2013	26.39	.50	3.87	4.37	(.53)	—	(.53)	30.23	16.77	17	.92		1.77
Year ended 10/31/2012	24.46	.54	1.86	2.40	(.47)	—	(.47)	26.39	9.90	10	.92		2.14
Period from 2/1/2011 to 10/31/2011[4,5]	25.00	.38	(.71)	(.33)	(.21)	—	(.21)	24.46	(1.34)	5	1.00	[6]	2.03	[6]
Class R-5:
Year ended 10/31/2014	30.25	.89	1.56	2.45	(.64)	(.52)	(1.16)	31.54	8.23	5	.62		2.87
Year ended 10/31/2013	26.40	.58	3.87	4.45	(.60)	—	(.60)	30.25	17.10	23	.64		2.06
Year ended 10/31/2012	24.46	.60	1.87	2.47	(.53)	—	(.53)	26.40	10.20	19	.66		2.38
Period from 2/1/2011 to 10/31/2011[4,5]	25.00	.42	(.71)	(.29)	(.25)	—	(.25)	24.46	(1.16)	15	.74	[6]	2.31	[6]
Class R-6:
Year ended 10/31/2014	30.25	.75	1.71	2.46	(.67)	(.52)	(1.19)	31.52	8.27	199	.57		2.42
Year ended 10/31/2013	26.40	.59	3.88	4.47	(.62)	—	(.62)	30.25	17.17	85	.60		2.08
Year ended 10/31/2012	24.46	.56	1.92	2.48	(.54)	—	(.54)	26.40	10.23	10	.63		2.23
Period from 2/1/2011 to 10/31/2011[4,5]	25.00	.44	(.72)	(.28)	(.26)	—	(.26)	24.46	(1.13)	1	.71	[6]	2.35	[6]

				For the period
	Year ended October 31			2/1/2011 to
	2014	2013	2012	10/31/2011[4,5]
Portfolio turnover rate for all share classes	74%	92%	62%	38%

[1]	Based on average shares outstanding.
[2]	For the year ended October 31, 2014, this column reflects the impact of a corporate action event that resulted in a one-time increase to net investment income. If the corporate action event had not occurred, the Class A net investment income per share and ratio of net income to average net assets would have been lower by $.17 and .54 percentage points, respectively. The impact to the other share classes would have been similar.
[3]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[4]	For the period February 1, 2011, commencement of operations, through October 31, 2011.
[5]	Based on operations for the period shown and, accordingly, is not representative of a full year.
[6]	Annualized.
[7]	Class R-2E shares were offered beginning August 29, 2014.
[8]	Amount less than $1 million.

See Notes to Financial Statements

American Funds Global Balanced Fund	29

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of American Funds Global Balanced Fund:

We have audited the accompanying statement of assets and liabilities of American Funds Global Balanced Fund (the “Fund”), including the summary investment portfolio, as of October 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Funds Global Balanced Fund as of October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Costa Mesa, California
December 15, 2014

30	American Funds Global Balanced Fund

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (May 1, 2014, through October 31, 2014).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

American Funds Global Balanced Fund	31

	Beginning	Ending
	account value	account value	Expenses paid	Annualized
	5/1/2014	10/31/2014	during period*	expense ratio
Class A — actual return	$1,000.00	$1,018.48	$4.48	.88%
Class A — assumed 5% return	1,000.00	1,020.77	4.48	.88
Class B — actual return	1,000.00	1,014.81	8.23	1.62
Class B — assumed 5% return	1,000.00	1,017.04	8.24	1.62
Class C — actual return	1,000.00	1,014.61	8.48	1.67
Class C — assumed 5% return	1,000.00	1,016.79	8.49	1.67
Class F-1 — actual return	1,000.00	1,018.40	4.68	.92
Class F-1 — assumed 5% return	1,000.00	1,020.57	4.69	.92
Class F-2 — actual return	1,000.00	1,019.54	3.41	.67
Class F-2 — assumed 5% return	1,000.00	1,021.83	3.41	.67
Class 529-A — actual return	1,000.00	1,018.44	4.83	.95
Class 529-A — assumed 5% return	1,000.00	1,020.42	4.84	.95
Class 529-B — actual return	1,000.00	1,014.30	8.88	1.75
Class 529-B — assumed 5% return	1,000.00	1,016.38	8.89	1.75
Class 529-C — actual return	1,000.00	1,014.22	8.83	1.74
Class 529-C — assumed 5% return	1,000.00	1,016.43	8.84	1.74
Class 529-E — actual return	1,000.00	1,016.90	6.10	1.20
Class 529-E — assumed 5% return	1,000.00	1,019.16	6.11	1.20
Class 529-F-1 — actual return	1,000.00	1,019.50	3.77	.74
Class 529-F-1 — assumed 5% return	1,000.00	1,021.48	3.77	.74
Class R-1 — actual return	1,000.00	1,015.38	7.62	1.50
Class R-1 — assumed 5% return	1,000.00	1,017.64	7.63	1.50
Class R-2 — actual return	1,000.00	1,014.69	8.33	1.64
Class R-2 — assumed 5% return	1,000.00	1,016.94	8.34	1.64
Class R-2E — actual return†	1,000.00	989.61	1.37	.80
Class R-2E — assumed 5% return†	1,000.00	1,021.17	4.08	.80
Class R-3 — actual return	1,000.00	1,016.81	6.20	1.22
Class R-3 — assumed 5% return	1,000.00	1,019.06	6.21	1.22
Class R-4 — actual return	1,000.00	1,018.68	4.58	.90
Class R-4 — assumed 5% return	1,000.00	1,020.67	4.58	.90
Class R-5 — actual return	1,000.00	1,019.91	2.95	.58
Class R-5 — assumed 5% return	1,000.00	1,022.28	2.96	.58
Class R-6 — actual return	1,000.00	1,020.02	2.90	.57
Class R-6 — assumed 5% return	1,000.00	1,022.33	2.91	.57

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).
†	The period for the “annualized expense ratio” and “actual return” line is based on the number of days since the initial sale of the share class on August 29, 2014. The “assumed 5% return” line is based on 184 days.

32	American Funds Global Balanced Fund

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended October 31, 2014:

Foreign taxes	$0.02 per share
Foreign source income	$0.63 per share
Long-term capital gains	$89,144,000
Qualified dividend income	100%
Corporate dividends received deduction	$36,393,000
U.S. government income that may be exempt from state taxation	$4,649,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2015, to determine the calendar year amounts to be included on their 2014 tax returns. Shareholders should consult their tax advisors.

American Funds Global Balanced Fund	33

Board of trustees and other officers

“Independent” trustees1

	Year first		Number of
	elected		portfolios in fund
	a trustee		complex overseen	Other directorships[3]
Name and year of birth	of the fund[2]	Principal occupation(s) during past five years	by trustee	held by trustee
Louise H. Bryson, 1944	2010	Chair Emerita of the Board of Trustees, J. Paul Getty Trust; former President, Distribution, Lifetime Entertainment Network (retired 2008); former Executive Vice President and General Manager, Lifetime Movie Network (retired 2008)	7	None
Mary Anne Dolan, 1947 Chairman of the Board (Independent and Non-Executive)	2010	Founder and President, MAD Ink (communications company)	10	None
James G. Ellis, 1947	2010	Dean and Professor of Marketing, Marshall School of Business, University of Southern California	70	Mercury General Corp.
Leonard R. Fuller, 1946	2010	President and CEO, Fuller Consulting (financial management consulting firm)	70	None
William D. Jones, 1955	2010	Real estate developer/owner, President and CEO, CityLink Investment Corporation (acquires, develops and manages real estate ventures in selected urban communities) and City Scene Management Company (provides commercial asset and property management services)	8	Sempra Energy
L. Daniel Jorndt, 1941	2010	Retired	4	None
William H. Kling, 1942	2010	President Emeritus and former CEO, American Public Media	10	None
John C. Mazziotta, MD, PhD, 1949	2011	Physician; Chair, Department of Neurology, University of California at Los Angeles; Associate Director, Semel Institute, UCLA; Director, Brain Mapping Center, UCLA	4	None
Bailey Morris-Eck, 1944	2010	Director and Programming Chair, WYPR Baltimore/ Washington (public radio station); Senior Adviser, Financial News (London); Senior Fellow, Institute for International Economics	4	None

“Interested” trustee4,5

Year first
	elected		Number of
	a trustee	Principal occupation(s) during past five years	portfolios in fund
Name, year of birth and	or officer	and positions held with affiliated entities or	complex overseen	Other directorships[3]
position with fund	of the fund[2]	the principal underwriter of the fund	by trustee	held by trustee
Eric S. Richter, 1960 Vice Chairman and President	2010	Partner — Capital Research Global Investors, Capital Research and Management Company	1	None

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the American Funds website at americanfunds.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

34	American Funds Global Balanced Fund

Other officers5

	Year first
	elected
Name, year of birth and	an officer	Principal occupation(s) during past five years and positions held with affiliated entities
position with fund	of the fund[2]	or the principal underwriter of the fund
David M. Riley, 1967 Executive Vice President	2010	Partner — Capital Research Global Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[6]
Mark A. Brett, 1958 Vice President	2010	Partner — Capital Fixed Income Investors, Capital Bank and Trust Company;[6] Partner — Capital Fixed Income Investors, Capital International Limited;[6]
		Senior Vice President, Capital International Limited;[6] Senior Vice President, Capital International Sàrl;[5,6] Director, Capital Strategy Research, Inc.[6]
Herbert Y. Poon, 1973 Vice President	2012	Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company
Michael W. Stockton, 1967 Secretary	2013	Vice President — Fund Business Management Group, Capital Research and Management Company
Ari M. Vinocor, 1974 Treasurer	2011	Vice President — Investment Operations, Capital Research and Management Company
Raymond F. Sullivan, Jr., 1957 Assistant Secretary	2010	Vice President — Fund Business Management Group, Capital Research and Management Company
Dori Laskin, 1951 Assistant Treasurer	2010	Vice President — Investment Operations, Capital Research and Management Company
Jeffrey P. Regal, 1971 Assistant Treasurer	2012	Vice President — Investment Operations, Capital Research and Management Company

[1]	The term “independent” trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[4]	The term “interested” trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[5]	All of the directors/trustees and/or officers listed are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[6]	Company affiliated with Capital Research and Management Company.

American Funds Global Balanced Fund	35

Office of the fund

6455 Irvine Center Drive

Irvine, CA 92618-4518

Investment adviser

Capital Research and Management Company

333 South Hope Street

Los Angeles, CA 90071-1406

6455 Irvine Center Drive

Irvine, CA 92618-4518

Transfer agent for shareholder accounts

American Funds Service Company

(Write to the address near you.)

P.O. Box 6007

Indianapolis, IN 46206-6007

P.O. Box 2280

Norfolk, VA 23501-2280

Custodian of assets

Bank of New York Mellon

One Wall Street

New York, NY 10286

Counsel

O’Melveny & Myers LLP

400 South Hope Street

Los Angeles, CA 90071-2899

Independent registered public accounting firm

Deloitte & Touche LLP

695 Town Center Drive

Suite 1200

Costa Mesa, CA 92626-7188

Principal underwriter

American Funds Distributors, Inc.

333 South Hope Street

Los Angeles, CA 90071-1406

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete October 31, 2014, portfolio of American Funds Global Balanced Fund’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

American Funds Global Balanced Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at (800) SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of American Funds Global Balanced Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2014, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

36	American Funds Global Balanced Fund

The American Funds Advantage

Since 1931, American Funds, part of Capital Group, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in a superior long-term track record.

Aligned with investor success
We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 26 years of investment experience, including 21 years at our company, reflecting a career commitment to our long-term approach.[1]

The Capital SystemSM
Our investment process, The Capital System, combines individual accountability with teamwork. Each fund is divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

Superior long-term track record
Our equity funds have beaten their Lipper peer indexes in 90% of 10-year periods and 96% of 20-year periods. Our fixed-income funds have beaten their Lipper indexes in 56% of 10-year periods and 57% of 20-year periods.[2] Our fund management fees have been among the lowest in the industry.[3]

[1]	Portfolio manager experience as of December 31, 2013.
[2]	Based on Class A share results for rolling periods through December 31, 2013. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except SMALLCAP World Fund, for which the Lipper average was used).
[3]	Based on management fees for the 20-year period ended December 31, 2013, versus comparable Lipper categories, excluding funds of funds.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made to American Funds Service Company at 800/421-9225 or to the Secretary of the Registrant, 6455 Irvine Center Drive, Irvine, California 92618.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that James G. Ellis, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2013	$75,000
2014	$96,000

b) Audit-Related Fees:
2013	$1,000
2014	$1,000
The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 16 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2013	None
2014	$7,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
2013	None
2014	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
2013	$1,046,000
2014	$1,028,000
The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 16 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2013	$36,000
2014	$33,000
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2013	$2,000
2014	$3,000
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $1,458,000 for fiscal year 2013 and $1,426,000 for fiscal year 2014. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

American Funds Global Balanced FundSM
Investment portfolio
October 31, 2014
Common stocks 60.68% Health care 11.81%	Shares	Value (000)
Novartis AG	1,699,550	$157,740
Amgen Inc.	816,824	132,472
Gilead Sciences, Inc.[1]	1,151,400	128,957
AbbVie Inc.	1,048,800	66,557
Thermo Fisher Scientific Inc.	358,900	42,196
Bayer AG	249,110	35,416
Teva Pharmaceutical Industries Ltd. (ADR)	538,000	30,381
Stryker Corp.	334,200	29,253
Alexion Pharmaceuticals, Inc.[1]	108,600	20,782
GlaxoSmithKline PLC	886,100	20,093
Hologic, Inc.[1]	622,995	16,316
Roche Holding AG	46,610	13,743
ResMed Inc.	218,000	11,384
Sonic Healthcare Ltd.	691,700	11,370
Medtronic, Inc.	166,000	11,315
UnitedHealth Group Inc.	70,900	6,736
		734,711
Financials 8.22%
Prudential PLC	1,945,600	44,896
AIA Group Ltd.	6,434,800	35,887
Crown Castle International Corp.	405,400	31,670
Aviva PLC	3,580,000	29,837
Barclays PLC	7,693,000	29,634
UBS AG	1,651,500	28,665
Bank of Ireland[1]	70,247,978	27,554
Credit Suisse Group AG	1,012,308	26,914
Société Générale	530,000	25,514
Link Real Estate Investment Trust	4,339,500	25,488
RSA Insurance Group PLC[1]	3,115,232	24,085
Citigroup Inc.	425,000	22,750
Metlife, Inc.	399,500	21,669
CIT Group Inc.	405,500	19,841
Progressive Corp.	690,900	18,247
HCP, Inc.	362,000	15,917
Goldman Sachs Group, Inc.	77,100	14,648
Bankia, SA1	7,531,000	13,467
Legal & General Group PLC	3,557,086	13,145
Commerzbank AG, non-registered shares[1]	791,176	11,912
American International Group, Inc.	196,000	10,500
Deutsche Börse AG	140,000	9,563
Sun Hung Kai Properties Ltd.	622,916	9,285
		511,088
American Funds Global Balanced Fund — Page 1 of 12

Common stocks Consumer discretionary 6.41%	Shares	Value (000)
DIRECTV[1]	737,000	$63,964
SJM Holdings Ltd.	16,596,000	35,053
General Motors Co.	978,000	30,709
Hasbro, Inc.	513,429	29,538
Home Depot, Inc.	241,700	23,571
Netflix, Inc.[1]	58,200	22,859
Darden Restaurants, Inc.	431,400	22,338
Johnson Controls, Inc.	454,000	21,452
Inchcape PLC	1,642,740	18,264
Rightmove PLC	378,100	12,762
Whitbread PLC	177,844	12,415
Barratt Developments PLC	1,824,000	12,220
ProSiebenSat.1 Media AG	300,786	12,120
Galaxy Entertainment Group Ltd.[1]	1,750,000	11,949
William Hill PLC	1,987,844	11,464
Daily Mail and General Trust PLC, Class A, nonvoting	860,000	10,882
MGM Resorts International[1]	460,000	10,695
Kingfisher PLC	1,843,740	8,922
Amazon.com, Inc.[1]	28,300	8,645
Bayerische Motoren Werke AG	68,570	7,331
Cie. Financière Richemont SA, Class A	76,900	6,470
Numericable Group SA, non-registered shares[1]	130,498	4,824
		398,447
Consumer staples 6.32%
Altria Group, Inc.	2,367,200	114,430
Philip Morris International Inc.	960,800	85,521
Imperial Tobacco Group PLC	1,386,304	60,121
Nestlé SA	819,000	59,926
Reynolds American Inc.	408,000	25,667
British American Tobacco PLC	322,526	18,301
Seven & i Holdings Co., Ltd.	272,000	10,367
Kraft Foods Group, Inc.	175,700	9,901
Danone SA	131,478	8,933
		393,167
Industrials 5.44%
General Dynamics Corp.	619,600	86,595
easyJet PLC	1,139,442	27,342
Industries Qatar QSC[2]	503,000	26,122
Nielsen NV	536,798	22,809
Jardine Matheson Holdings Ltd.	282,800	16,940
BAE Systems PLC	2,277,000	16,708
PACCAR Inc	249,900	16,323
United Continental Holdings, Inc.[1]	309,000	16,318
COSCO Pacific Ltd.	9,706,000	12,766
Lockheed Martin Corp.	60,600	11,549
Norfolk Southern Corp.	102,000	11,285
United Technologies Corp.	104,300	11,160
Komatsu Ltd.	470,000	10,919
Rexel SA	607,932	10,212
ASSA ABLOY AB, Class B	176,000	9,322
Schneider Electric SE	105,095	8,281
Kühne + Nagel International AG	60,000	7,808
Bunzl PLC	262,100	7,107
American Funds Global Balanced Fund — Page 2 of 12

Common stocks Industrials (continued)	Shares	Value (000)
Andritz AG	140,300	$6,773
Babcock International Group PLC	122,700	2,149
		338,488
Information technology 4.79%
Google Inc., Class C1	62,855	35,141
Google Inc., Class A1	32,755	18,601
Hewlett-Packard Co.	880,000	31,574
Oracle Corp.	762,800	29,787
Microsoft Corp.	630,000	29,579
Western Union Co.	1,530,000	25,949
Accenture PLC, Class A	307,000	24,904
Apple Inc.	194,383	20,993
Avago Technologies Ltd.	228,800	19,734
Samsung Electronics Co. Ltd.	13,190	15,353
Murata Manufacturing Co., Ltd.	100,400	10,909
STMicroelectronics NV	1,612,966	10,751
Tencent Holdings Ltd.	595,000	9,483
TE Connectivity Ltd.	127,387	7,787
AAC Technologies Holdings Inc.	1,267,500	7,592
		298,137
Energy 4.75%
BP PLC	10,065,200	72,295
BP PLC (ADR)	84,200	3,659
Royal Dutch Shell PLC, Class A	1,334,000	47,706
Royal Dutch Shell PLC, Class B	706,920	26,151
Eni SpA	1,665,300	35,477
Baker Hughes Inc.	570,000	30,187
Golar LNG Ltd.	410,000	23,005
Devon Energy Corp.	365,000	21,900
Chesapeake Energy Corp.	700,000	15,526
Tullow Oil PLC	1,648,000	12,807
BG Group PLC	385,000	6,405
		295,118
Utilities 4.00%
National Grid PLC	5,964,796	88,358
SSE PLC	1,891,177	48,375
Fortum Oyj	1,580,813	36,629
Exelon Corp.	855,139	31,290
GDF SUEZ	554,010	13,437
Sempra Energy	109,000	11,990
Dominion Resources, Inc.	135,000	9,625
Glow Energy PCL	2,862,000	8,787
		248,491
Telecommunication services 3.57%
Verizon Communications Inc.	2,007,165	100,860
SoftBank Corp.	458,768	32,425
OJSC Mobile TeleSystems (ADR)	1,644,331	23,514
Bharti Infratel Ltd.	3,700,000	17,744
T-Mobile US, Inc.[1]	480,000	14,011
CenturyLink, Inc.	279,391	11,589
KDDI Corp.	138,000	8,877
American Funds Global Balanced Fund — Page 3 of 12

Common stocks Telecommunication services (continued)	Shares	Value (000)
Singapore Telecommunications Ltd.	2,280,000	$6,709
Total Access Communication PCL, nonvoting depository receipts	2,055,000	6,530
		222,259
Materials 0.71%
Amcor Ltd.	2,013,350	20,765
ArcelorMittal	765,000	10,008
Celanese Corp., Series A	150,000	8,809
AptarGroup, Inc.	73,660	4,585
		44,167
Miscellaneous 4.66%
Other common stocks in initial period of acquisition		289,575
Total common stocks (cost: $3,032,306,000)		3,773,648
Rights & warrants 0.06% Consumer discretionary 0.06%
Numericable Group SA, rights, non-registered shares, expire 2014[1]	130,498	3,869
Total rights & warrants (cost: $2,112,000)		3,869
Convertible bonds 0.15% Financials 0.15%	Principal amount (000)
Bank of Ireland 10.00% convertible notes 2016	€6,700	9,081
Total convertible bonds (cost: $8,803,000)		9,081
Bonds, notes & other debt instruments 30.97% Bonds & notes of governments & government agencies outside the U.S. 13.19%
Australian Government, Series 122, 5.25% 2019	A$6,100	5,922
Belgium (Kingdom of), Series 68, 2.25% 2023	€6,900	9,589
Belgium (Kingdom of), Series 72, 2.60% 2024	3,500	4,979
Bermuda Government 5.603% 2020	$2,900	3,255
Bermuda Government 4.854% 2024[3]	4,775	4,978
Brazil (Federal Republic of) 10.00% 2017	BRL5,100	1,969
Brazil (Federal Republic of) 6.00% 2020[4]	2,515	1,011
Chilean Government 3.875% 2020	$500	537
Colombia (Republic of), Series B, 5.00% 2018	COP8,410,000	4,058
Colombia (Republic of), Series B, 7.00% 2022	18,317,000	9,208
Colombia (Republic of), Series B, 6.00% 2028	11,454,000	5,096
Colombia (Republic of) Global 7.375% 2019	$1,000	1,206
French Government O.A.T. Eurobond 0.50% 2019	€2,850	3,608
French Government O.A.T. Eurobond 1.00% 2018	9,100	11,797
French Government O.A.T. Eurobond 1.75% 2024	6,000	7,919
French Government O.A.T. Eurobond 2.25% 2024	5,550	7,687
French Government O.A.T. Eurobond 3.25% 2045	4,980	7,573
German Government, Series 6, 4.00% 2016	3,000	4,013
German Government, Series 8, 4.25% 2018	7,660	11,101
German Government 3.00% 2020	14,700	21,321
German Government 2.00% 2022	19,120	26,622
German Government 2.50% 2044	7,575	11,190
American Funds Global Balanced Fund — Page 4 of 12

Bonds, notes & other debt instruments Bonds & notes of governments & government agencies outside the U.S. (continued)	Principal amount (000)	Value (000)
India (Republic of) 7.28% 2019	INR760,000	$11,980
India (Republic of) 8.83% 2023	150,000	2,522
Indonesia (Republic of) 4.875% 2021[3]	$1,500	1,611
Indonesia (Republic of) 3.75% 2022	1,740	1,740
Irish Government 4.50% 2020	€13,100	19,654
Irish Government 3.90% 2023	13,180	19,624
Irish Government 3.40% 2024	4,000	5,740
Irish Government 5.40% 2025	2,800	4,638
Italian Government 4.25% 2020	14,500	20,966
Italian Government 5.50% 2022	14,400	22,605
Italian Government 4.50% 2024	10,100	15,024
Italian Government 4.75% 2044	1,750	2,600
Japanese Government, Series 336, 0.10% 2016	¥155,000	1,381
Japanese Government, Series 14, 1.20% 2017[4]	3,093	31
Japanese Government, Series 115, 0.20% 2018	1,525,000	13,642
Japanese Government, Series 315, 1.20% 2021	1,230,000	11,672
Japanese Government, Series 17, 0.10% 2023[4]	243,225	2,316
Japanese Government, Series 116, 2.20% 2030	1,325,000	13,953
Japanese Government, Series 136, 1.60% 2032	105,000	1,010
Japanese Government, Series 36, 2.00% 2042	465,000	4,555
Lithuania (Republic of) 6.625% 2022[3]	$1,000	1,209
Malaysian Government, Series 0214, 3.394% 2017	MYR38,400	11,641
Morocco Government 4.25% 2022	$900	914
Morocco Government 4.25% 2022[3]	500	508
Morocco Government 5.50% 2042	3,500	3,598
Netherlands Government 1.00% 2017	1,900	1,909
Netherlands Government Eurobond 4.00% 2019	€8,200	12,117
Netherlands Government Eurobond 2.25% 2022	23,375	32,772
Netherlands Government Eurobond 2.00% 2024	3,000	4,115
Norwegian Government 4.25% 2017	NKr10,450	1,666
Norwegian Government 3.75% 2021	14,000	2,342
Norwegian Government 3.00% 2024	85,200	13,672
Polish Government, Series 1017, 5.25% 2017	PLN19,475	6,352
Polish Government, Series 1020, 5.25% 2020	81,900	28,599
Polish Government, Series 1021, 5.75% 2021	34,950	12,715
Polish Government 5.00% 2022	$2,300	2,590
Polish Government, Series 0922, 5.75% 2022	PLN8,500	3,136
Queensland Treasury Corp., Series 24, 5.75% 2024	A$8,970	9,154
Russian Federation 6.20% 2018	RUB193,400	4,056
Russian Federation 7.50% 2018	246,700	5,349
Slovenia (Republic of) 4.125% 2019[3]	$830	876
South Africa (Republic of), Series R-2023, 7.75% 2023	ZAR109,525	9,978
South Africa (Republic of), Series R-214, 6.50% 2041	90,450	6,394
South Korean Government 2.75% 2017[4]	KRW1,027,331	997
South Korean Government 5.50% 2017	1,692,750	1,729
South Korean Government, Series 2206, 3.75% 2022	2,169,700	2,204
Spanish Government 5.40% 2023	€18,240	29,246
Spanish Government 2.75% 2024	14,700	19,486
State of Qatar 3.125% 2017[3]	$1,000	1,047
State of Qatar 5.25% 2020	1,300	1,482
State of Qatar 4.50% 2022[3]	1,000	1,111
Swedish Government, Series 1057, 1.50% 2023	SKr185,000	26,023
United Kingdom 2.75% 2015	£5,225	8,402
United Kingdom 1.25% 2018	1,900	3,036
United Kingdom 1.75% 2019	9,600	15,508
American Funds Global Balanced Fund — Page 5 of 12

Bonds, notes & other debt instruments Bonds & notes of governments & government agencies outside the U.S. (continued)	Principal amount (000)	Value (000)
United Kingdom 2.00% 2020	£4,950	$8,035
United Kingdom 4.75% 2020	25	46
United Kingdom 3.75% 2021	13,550	24,347
United Kingdom 1.75% 2022	7,950	12,479
United Kingdom 2.25% 2023	15,035	24,287
United Kingdom 5.00% 2025	2,500	5,015
United Kingdom 4.50% 2034	100	201
United Kingdom 4.75% 2038	1,800	3,814
United Kingdom 3.25% 2044	5,600	9,452
United Kingdom 4.25% 2046	4,980	10,083
United Mexican States Government, Series M, 6.25% 2016	MXN30,000	2,327
United Mexican States Government, Series M10, 7.75% 2017	105,000	8,574
United Mexican States Government 4.00% 2019[4]	98,929	8,134
United Mexican States Government, Series M, 8.00% 2020	70,000	5,915
United Mexican States Government, Series M, 6.50% 2021	368,500	28,904
United Mexican States Government 2.00% 2022[4]	100,491	7,357
United Mexican States Government, Series M20, 10.00% 2024	229,500	22,321
United Mexican States Government, Series M30, 10.00% 2036	71,000	7,246
United Mexican States Government 4.00% 2040[4]	31,761	2,590
United Mexican States Government Global, Series A, 3.625% 2022	$1,400	1,445
		820,408
U.S. Treasury bonds & notes 9.01% U.S. Treasury 6.79%
U.S. Treasury 7.50% 2016	2,650	3,023
U.S. Treasury 0.875% 2017	19,400	19,402
U.S. Treasury 0.875% 2017	5,250	5,265
U.S. Treasury 1.00% 2017[5]	42,250	42,555
U.S. Treasury 1.25% 2018	19,600	19,508
U.S. Treasury 1.50% 2018	7,900	7,956
U.S. Treasury 3.50% 2018	31,655	34,102
U.S. Treasury 1.50% 2019	10,100	10,081
U.S. Treasury 1.625% 2019	63,830	64,037
U.S. Treasury 1.625% 2019	26,610	26,648
U.S. Treasury 1.625% 2019	25,200	25,257
U.S. Treasury 1.75% 2019	10,100	10,167
U.S. Treasury 3.125% 2021	875	937
U.S. Treasury 2.75% 2023	33,750	35,096
U.S. Treasury 2.375% 2024	20,027	20,104
U.S. Treasury 2.50% 2024	31,950	32,457
U.S. Treasury 6.00% 2026	9,040	12,209
U.S. Treasury 4.625% 2040	2,800	3,632
U.S. Treasury 2.875% 2043	31,300	30,136
U.S. Treasury 3.125% 2044	15,000	15,188
U.S. Treasury 3.625% 2044	3,895	4,323
		422,083
U.S. Treasury inflation-protected securities 2.22%
U.S. Treasury Inflation-Protected Security 0.125% 2019[4]	32,946	33,209
U.S. Treasury Inflation-Protected Security 0.125% 2022[4]	3,465	3,418
U.S. Treasury Inflation-Protected Security 0.375% 2023[4]	10,988	10,998
U.S. Treasury Inflation-Protected Security 0.125% 2024[4]	56,499	55,012
U.S. Treasury Inflation-Protected Security 0.625% 2024[4]	23,365	23,767
American Funds Global Balanced Fund — Page 6 of 12

Bonds, notes & other debt instruments U.S. Treasury bonds & notes (continued) U.S. Treasury inflation-protected securities (continued)	Principal amount (000)	Value (000)
U.S. Treasury Inflation-Protected Security 2.375% 2025[4]	$2,587	$3,070
U.S. Treasury Inflation-Protected Security 1.375% 2044[4]	7,961	8,782
		138,256
Total U.S. Treasury bonds & notes		560,339
Corporate bonds & notes 5.71% Financials 1.92%
American Campus Communities, Inc. 3.75% 2023	1,550	1,541
American International Group, Inc. 4.125% 2024	2,000	2,111
AvalonBay Communities, Inc. 2.85% 2023	450	433
Banco de Crédito del Perú 5.375% 2020[3]	125	137
Bank of America Corp. 4.00% 2024	7,030	7,269
Barclays Bank PLC 6.625% 2022	€4,225	6,699
Berkshire Hathaway Inc. 3.00% 2022	$1,775	1,795
BNP Paribas 5.00% 2021	2,050	2,295
CaixaBank, SA 5.00% 2023[6]	€2,800	3,808
Citigroup Inc. 4.587% 2015	$79	82
Citigroup Inc. 4.45% 2017	925	985
Citigroup Inc. 2.50% 2018	890	902
Citigroup Inc. 3.75% 2024	2,160	2,197
Corporate Office Properties Trust 3.60% 2023	240	231
Credit Suisse Group AG 3.00% 2021	3,450	3,420
Export-Import Bank of Korea 4.375% 2021	200	218
Goldman Sachs Group, Inc. 2.55% 2019	670	666
Goldman Sachs Group, Inc. 5.25% 2021	900	1,004
Goldman Sachs Group, Inc. 3.625% 2023	3,150	3,163
Goldman Sachs Group, Inc. 4.00% 2024	1,405	1,437
Goodman Funding Pty Ltd. 6.00% 2022[3]	7,875	8,950
HSBC Holdings PLC 4.125% 2020[3]	560	604
HSBC Holdings PLC 4.875% 2020	750	826
HSBC Holdings PLC 4.00% 2022	2,440	2,597
HSBC Holdings PLC 6.375% 2022[6]	£50	88
HSBC Holdings PLC 3.375% 2024[6]	€450	603
HSBC Holdings PLC 4.25% 2024	$3,000	3,089
Intesa Sanpaolo SpA 5.017% 2024[3]	2,045	2,002
JPMorgan Chase & Co. 3.25% 2022	2,850	2,858
JPMorgan Chase & Co. 3.20% 2023	2,000	1,986
JPMorgan Chase & Co. 3.625% 2024	1,845	1,869
Kimco Realty Corp., Series C, 5.783% 2016	1,400	1,491
Lloyds Banking Group PLC 6.50% 2020	€4,940	7,600
Morgan Stanley 1.75% 2016	$4,000	4,041
Morgan Stanley 3.70% 2024	1,860	1,865
Nordea Bank AB 3.125% 2017[3]	2,000	2,086
PNC Financial Services Group, Inc. 2.854% 2022	2,000	1,964
Prologis, Inc. 3.375% 2024	€950	1,326
Prudential Financial, Inc. 2.30% 2018	$10,565	10,686
Rabobank Nederland 3.875% 2023	€2,400	3,392
Rabobank Nederland 4.625% 2023	$1,750	1,842
Realogy Corp. 7.875% 2019[3]	1,375	1,452
RSA Insurance Group PLC 8.50% (undated)[6]	£1,550	2,505
Standard Chartered Bank 5.875% 2017	€1,200	1,708
WEA Finance LLC 2.70% 2019[3]	$1,070	1,078
American Funds Global Balanced Fund — Page 7 of 12

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Financials (continued)	Principal amount (000)	Value (000)
WEA Finance LLC 3.75% 2024[3]	$3,570	$3,620
Wells Fargo & Co. 3.30% 2024	6,800	6,788
		119,309
Telecommunication services 0.93%
Altice Finco SA, First Lien, 7.75% 2022[3]	4,500	4,725
AT&T Inc. 6.125% 2015	€400	513
Deutsche Telekom International Finance BV 3.125% 2016[3]	$700	722
Deutsche Telekom International Finance BV 2.25% 2017[3]	1,250	1,278
Deutsche Telekom International Finance BV 6.00% 2017	€750	1,057
France Télécom 5.625% 2018	500	738
Frontier Communications Corp. 7.625% 2024	$5,500	5,940
MTS International Funding Ltd. 8.625% 2020	4,635	5,066
Numerical Group SA, First Lien, 6.00% 2022[3]	2,325	2,380
Sprint Nextel Corp. 9.125% 2017	5,525	6,257
Sprint Nextel Corp. 11.50% 2021	4,075	5,257
Verizon Communications Inc. 2.625% 2020[3]	1,150	1,145
Verizon Communications Inc. 5.15% 2023	13,865	15,532
Verizon Communications Inc. 3.50% 2024	3,200	3,155
Verizon Communications Inc. 4.15% 2024	1,275	1,327
Verizon Communications Inc. 6.55% 2043	827	1,046
Verizon Communications Inc. 4.862% 2046[3]	829	847
Vodafone Group PLC 1.50% 2018	610	602
		57,587
Energy 0.91%
CNOOC Finance (2013) Ltd. 3.00% 2023	8,500	8,075
Devon Energy Corp. 3.25% 2022	2,170	2,158
Ecopetrol SA 5.875% 2045	3,000	3,097
Gazprom OJSC 5.875% 2015	€1,950	2,486
Gazprom OJSC 4.95% 2022[3]	$900	862
Gazprom OJSC, Series 9, 6.51% 2022	2,555	2,680
Kinder Morgan Energy Partners, LP 3.50% 2021	850	848
Kinder Morgan Energy Partners, LP 4.15% 2024	1,300	1,289
Kinder Morgan Energy Partners, LP 5.50% 2044	4,175	4,195
Odebrecht Drilling Norbe VIII/IX Ltd 6.35% 2021[3,7]	350	371
Pemex Project Funding Master Trust 5.75% 2018	700	775
Pemex Project Funding Master Trust, Series 13, 6.625% 2035	25	30
Petrobras International Finance Co. 5.375% 2021	2,283	2,349
Petróleos Mexicanos 3.50% 2018	230	239
Petróleos Mexicanos 8.00% 2019	4,300	5,246
Petróleos Mexicanos 4.875% 2022	3,500	3,740
Petróleos Mexicanos 6.50% 2041	675	793
Petróleos Mexicanos 5.50% 2044[3]	2,075	2,174
QGOG Atlantic/Alaskan Rigs Ltd. 5.25% 2019[3,7]	607	625
Statoil ASA 3.125% 2017	1,460	1,536
Statoil ASA 1.95% 2018	505	508
Statoil ASA 3.70% 2024	1,475	1,533
StatoilHydro ASA 2.45% 2023	1,860	1,789
Total Capital International 2.875% 2022	2,350	2,354
TransCanada PipeLines Ltd. 6.50% 2018	125	145
TransCanada PipeLines Ltd. 7.125% 2019	125	149
Transocean Inc. 5.05% 2016	480	504
Transocean Inc. 2.50% 2017	1,420	1,402
American Funds Global Balanced Fund — Page 8 of 12

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Energy (continued)	Principal amount (000)	Value (000)
Transocean Inc. 6.375% 2021	$1,065	$1,115
Transportadora de Gas Peru SA 4.25% 2028[3,7]	1,900	1,833
Williams Partners LP 5.25% 2020	150	167
Williams Partners LP 4.50% 2023	1,500	1,578
		56,645
Utilities 0.48%
CEZ, a s 4.25% 2022[3]	945	1,007
Duke Energy Corp. 3.75% 2024	1,710	1,778
E.ON International Finance BV 5.80% 2018[3]	1,325	1,499
Electricité de France SA 6.00% 2114	£1,400	2,761
Hydro One Inc. 5.49% 2040	C$200	220
MidAmerican Energy Holdings Co. 2.00% 2018	$2,550	2,550
MidAmerican Energy Holdings Co. 3.75% 2023	725	752
National Grid PLC 6.30% 2016	1,710	1,867
National Rural Utilities Cooperative Finance Corp. 10.375% 2018	150	198
Niagara Mohawk Power Corp. 3.508% 2024[3]	2,380	2,436
Pacific Gas and Electric Co. 3.85% 2023	1,136	1,192
Pacific Gas and Electric Co. 3.75% 2024	10,154	10,549
PSEG Power LLC 2.75% 2016	315	325
Sierra Pacific Power Co., General and Refunding Mortgage Notes, Series T, 3.375% 2023	2,450	2,518
		29,652
Consumer discretionary 0.45%
BMW Group 3.875% 2017	€250	338
Comcast Corp. 5.90% 2016	$2,235	2,394
Comcast Corp. 4.65% 2042	1,825	1,928
DaimlerChrysler North America Holding Corp. 1.875% 2018[3]	3,900	3,916
Dollar General Corp. 1.875% 2018	788	755
Li & Fung Ltd. 6.00% (undated)[6]	13,000	13,764
Thomson Reuters Corp. 4.30% 2023	1,950	2,072
Time Warner Inc. 4.75% 2021	1,300	1,431
Viacom Inc. 4.25% 2023	1,335	1,378
		27,976
Health care 0.34%
Baxter International Inc. 1.85% 2018	1,670	1,671
Bayer AG 3.375% 2024[3]	3,000	3,014
Gilead Sciences, Inc. 3.70% 2024	2,800	2,883
Novartis Capital Corp. 2.90% 2015	3,050	3,087
Novartis Capital Corp. 3.40% 2024	2,810	2,891
Novartis Securities Investment Ltd. 5.125% 2019	475	537
Pfizer Inc. 2.10% 2019	2,850	2,867
Roche Holdings, Inc. 6.00% 2019[3]	1,620	1,873
Roche Holdings, Inc. 3.35% 2024[3]	2,400	2,452
Schering-Plough Corp. 6.00% 2017	25	28
		21,303
American Funds Global Balanced Fund — Page 9 of 12

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Materials 0.30%	Principal amount (000)	Value (000)
ArcelorMittal 10.35% 2019[6]	$9,362	$11,597
FMG Resources 8.25% 2019[3]	4,625	4,816
Rio Tinto Finance (USA) Ltd. 2.50% 2016	1,300	1,333
Rio Tinto Finance (USA) Ltd. 2.875% 2022	1,115	1,090
		18,836
Industrials 0.17%
Burlington Northern Santa Fe LLC 3.40% 2024	930	934
ENA Norte Trust 4.95% 2028[3,7]	1,089	1,125
GE Capital European Funding 5.375% 2020	€1,500	2,332
General Electric Capital Corp. 2.30% 2017	$1,135	1,166
General Electric Capital Corp. 3.10% 2023	2,300	2,306
General Electric Capital Corp. 3.45% 2024	1,155	1,179
Red de Carreteras de Occidente 9.00% 2028[7]	MXN18,470	1,322
Volvo Treasury AB 5.00% 2017	€300	417
		10,781
Consumer staples 0.17%
Altria Group, Inc. 4.75% 2021	$3,300	3,639
ConAgra Foods, Inc. 1.90% 2018	710	707
PepsiCo, Inc. 2.50% 2016	1,000	1,028
Philip Morris International Inc. 1.875% 2019	500	499
Philip Morris International Inc. 2.90% 2021	1,850	1,867
SABMiller Holdings Inc. 2.20% 2018[3]	900	900
Wal-Mart Stores, Inc. 2.55% 2023	1,900	1,846
		10,486
Information technology 0.04%
International Business Machines Corp. 1.25% 2018	2,350	2,334
Total corporate bonds & notes		354,909
Mortgage-backed obligations 3.06% Federal agency mortgage-backed obligations 2.93%
Fannie Mae 3.50% 2026[7]	500	530
Fannie Mae 3.50% 2026[7]	257	272
Fannie Mae 3.50% 2026[7]	200	212
Fannie Mae 4.00% 2026[7]	415	444
Fannie Mae 4.00% 2026[7]	326	350
Fannie Mae 2.50% 2028[7]	1,421	1,448
Fannie Mae 2.50% 2028[7]	1,416	1,444
Fannie Mae 2.50% 2028[7]	1,373	1,400
Fannie Mae 2.50% 2028[7]	1,363	1,389
Fannie Mae 2.50% 2028[7]	1,324	1,349
Fannie Mae 2.50% 2028[7]	774	788
Fannie Mae 2.50% 2028[7]	731	745
Fannie Mae 6.00% 2037[7]	374	423
Fannie Mae 4.00% 2041[7]	339	360
Fannie Mae 4.00% 2041[7]	240	255
Fannie Mae 4.00% 2041[7]	211	225
Fannie Mae 4.00% 2041[7]	65	69
Fannie Mae 4.50% 2041[7]	1,036	1,126
Fannie Mae 4.50% 2041[7]	941	1,023
Fannie Mae 5.00% 2041[7]	6,568	7,305
Fannie Mae 5.00% 2041[7]	1,171	1,302
American Funds Global Balanced Fund — Page 10 of 12

Bonds, notes & other debt instruments Mortgage-backed obligations (continued) Federal agency mortgage-backed obligations (continued)	Principal amount (000)	Value (000)
Fannie Mae 4.00% 2043[7]	$3,948	$4,234
Fannie Mae 3.50% 2044[7,8]	19,150	19,794
Fannie Mae 4.00% 2044[7,8]	59,700	63,211
Fannie Mae 4.50% 2044[7,8]	65,600	70,973
Freddie Mac 5.00% 2041[7]	1,262	1,401
		182,072
Commercial mortgage-backed securities 0.11%
Hilton USA Trust, Series 2013-HLF-AFX, 2.662% 2030[3,7]	6,350	6,394
WFLD Mortgage Trust, Series 2014-MONT, Class A, 3.755% 2031[3,6,7]	600	625
		7,019
Other mortgage-backed securities 0.02%
HBOS Treasury Services PLC, Series 17, 4.375% 2016[7]	€1,000	1,343
Total mortgage-backed obligations		190,434
Total bonds, notes & other debt instruments (cost: $1,917,160,000)		1,926,090
Short-term securities 10.38%
Apple Inc. 0.11% due 1/9/2015[3]	$20,000	19,994
Australia & New Zealand Banking Group, Ltd. 0.18% due 2/6/2015[3]	29,500	29,488
Electricité de France 0.13% due 11/24/2014[3]	40,000	39,996
Fannie Mae 0.05%–0.08% due 11/4/2014–5/1/2015	101,000	100,985
Federal Home Loan Bank 0.07%–0.08% due 11/21/2014–1/23/2015	71,800	71,798
Freddie Mac 0.08%–0.09% due 12/4/2014–2/17/2015	36,200	36,197
GlaxoSmithKline Finance PLC 0.11% due 11/25/2014[3]	20,000	19,998
KfW 0.11% due 1/16/2015[3]	53,503	53,494
Microsoft Corp. 0.07% due 12/3/2014[3]	10,200	10,200
National Australia Funding (Delaware) Inc. 0.04% due 11/3/2014[3]	25,900	25,900
Nordea Bank AB 0.16%–0.18% due 11/6/2014–1/29/2015[3]	54,200	54,188
Nordea North America, Inc. 0.23% due 4/16/2015[3]	20,000	19,980
Old Line Funding, LLC 0.22% due 4/1/2015[3]	25,000	24,977
Reckitt Benckiser Treasury Services PLC 0.20% due 11/21/2014[3]	15,000	14,999
Siemens Capital Co. LLC 0.10% due 12/18/2014[3]	20,900	20,896
Sumitomo Mitsui Banking Corp. 0.11% due 11/14/2014[3]	24,900	24,899
Toronto-Dominion Holdings USA Inc. 0.08%–0.15% due 11/5/2014–1/9/2015[3]	25,000	24,998
Victory Receivables Corp. 0.15% due 11/18/2014[3]	52,932	52,928
Total short-term securities (cost: $645,897,000)		645,915
Total investment securities 102.24% (cost: $5,606,278,000)		6,358,603
Other assets less liabilities (2.24)%		(139,227)
Net assets 100.00%		$6,219,376
American Funds Global Balanced Fund — Page 11 of 12

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.
[1]	Security did not produce income during the last 12 months.
[2]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities including those in "Miscellaneous," was $38,652,000, which represented .62% of the net assets of the fund. This amount includes $26,122,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[3]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $515,222,000, which represented 8.28% of the net assets of the fund.
[4]	Index-linked bond whose principal amount moves with a government price index.
[5]	A portion of this security was pledged as collateral. The total value of pledged collateral was $700,000, which represented .01% of the net assets of the fund.
[6]	Coupon rate may change periodically.
[7]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[8]	A portion or all of the security purchased on a TBA basis.

Key to abbreviations and symbols
ADR = American Depositary Receipts
TBA = To be announced
A$ = Australian dollars
C$ = Canadian dollars
COP = Colombian pesos
€ = Euros
£ = British pounds
INR = Indian rupees
¥ = Japanese yen
KRW = South Korean won
MXN = Mexican pesos
MYR = Malaysian ringgits
NKr = Norwegian kroner
PLN = Polish zloty
RUB = Russian rubles
SKr = Swedish kroner
ZAR = South African rand
Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.
Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.
MFGEFPX-037-1214O-S42135	American Funds Global Balanced Fund — Page 12 of 12

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

American Funds Global Balanced Fund:

We have audited the accompanying statement of assets and liabilities of American Funds Global Balanced Fund (the “Fund”), including the summary schedule of investments, as of October 31, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended (collectively, the “financial statements”), the financial highlights for each of the five years in the period then ended (the financial statements and financial highlights are included in Item 1 of this Form N-CSR), and the schedule of investments in securities as of October 31, 2014 (included in Item 6 of this Form N-CSR). These financial statements, financial highlights, and schedule of investments in securities are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements, financial highlights, and schedule of investments in securities based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements, financial highlights, and schedule of investments in securities are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and schedule of investments in securities. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements, financial highlights, and schedule of investments in securities referred to above present fairly, in all material respects, the financial position of American Funds Global Balanced Fund as of October 31, 2014, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Costa Mesa, California

December 15, 2014

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)	There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN FUNDS GLOBAL BALANCED FUND

By /s/ Eric S. Richter
Eric S. Richter, Vice Chairman and Principal Executive Officer

Date: December 31, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Eric S. Richter
Eric S. Richter, Vice Chairman and Principal Executive Officer

Date: December 31, 2014

By /s/ Ari M. Vinocor
Ari M. Vinocor, Treasurer and Principal Financial Officer

Date: December 31, 2014